MNP PETROLEUM CORP.

and

STICHTING VB VAGOBEL

PRIVATE PLACEMENT AGREEMENT

November 29, 2014

- ii -

SCHEDULES

Schedule A	Defined Terms
Schedule B-1	Form of Initial Warrant
Schedule B-2	Form of Second Warrant
Schedule B-3	Form of Interest Warrant
Schedule B-4	Form of First Debenture
Schedule B-5	Form of Second Debenture
Schedule C	Representations and Warranties of the Corporation
Schedule D	Representations and Warranties of the Purchaser
Schedule E	Conditions for the Benefit of the Purchaser
Schedule F	Conditions for the Benefit of the Corporation

PRIVATE PLACEMENT AGREEMENT

Private Placement Agreement dated November 29, 2014 among MNP Petroleum Corp. (the “Corporation”) and Stichting VB Vagobel (the “Purchaser”).

ARTICLE 1
INTERPRETATION

1.1 Defined Terms.

       Capitalized terms used in this Agreement and not otherwise defined have the meanings given to them in Schedule A, unless there is something in the subject matter or context inconsistent therewith.

1.2 Headings, etc.

       The provision of a Table of Contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect its interpretation.

1.3 Gender and Number.

       Any reference in this Agreement to gender includes all genders. Words importing the singular number only include the plural and vice versa.

1.4 Currency.

       All references in this Agreement to dollars or to “$” are expressed in the currency of the United States of America unless otherwise specifically indicated.

1.5 Numerical Expressions.

       Numerical expressions in this Agreement follow the international convention whereby a comma (,) separates the thousands and a full stop (.) separates the decimals.

1.6 Certain Phrases.

       In this Agreement, (i) the words “including”, “includes” and “include” mean “including (or includes or include) without limitation”, and (ii) the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”. The expressions “Article”, “Section” and other subdivision followed by a number mean and refer to the specified Article, Section or other subdivision of the Agreement. In the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

1.7 Statutory References.

       Except as otherwise provided in this Agreement, any reference in this Agreement to a statute refers to such statute and all rules and regulations made under it as they may have been or may from time to time be amended, re-enacted or superseded.

1.8 Schedules.

       The schedules attached to this Agreement form an integral part of it for all purposes.

ARTICLE 2
ISSUE AND SALE OF THE SECURITIES

2.1 Purchase and Sale.

(1) Subject to the terms and conditions of this Agreement, the Corporation agrees to sell, and the Purchaser agrees to purchase, the following securities (collectively, the “Securities”):

(a)	on the Effective Date:

(i)

43,000,000 common shares in the capital of the Corporation (the “Initial Shares”) at a purchase price of $0.15 per Initial Share for an aggregate purchase price of $6,450,000 (the “Initial Share Purchase Price”), and

(ii)

For no additional consideration, two non-transferable common share purchase warrants. The first of these non-transferable common share purchase warrants (the “Initial Warrant”) will provide that the Purchaser shall purchase, on the fifth Business Day (the “Warrant Exercise Date”) following the date (the “Shareholder Approval Date”) upon which the Shareholder Resolution is approved by the Shareholders of the Corporation, an additional 23,717,633 common shares in the capital of the Corporation (the “Initial Warrant Shares”) at an exercise price of $0.20 per Initial Warrant Share for aggregate proceeds of $4,743,527 (the “Initial Warrant Exercise Price”). The second of these non- transferable common share purchase warrants (the “Second Warrant”) will provide that the Purchaser shall purchase, on the Warrant Exercise Date, an additional 5,771,130 common shares in the capital of the Corporation (the “Second Warrant Shares”) at an exercise price of $0.15 per Second Warrant Share for aggregate proceeds of $865,669 (the “Second Warrant Exercise Price”);

(b)	on the Warrant Exercise Date (which may also be referred to as the “First Debenture Date”):

	(i)	one non-transferable convertible debenture (the “First Debenture”) in the amount of $25,000,000 (the “First Debenture Principal Amount”) and

(ii)

one non-transferable common share purchase warrant (the “Interest Warrant”) pursuant to which the Purchaser shall purchase, on each “Interest Payment Date” (as hereinafter defined) such number of common shares in the capital of the Corporation (each an “Interest Warrant Share”) as is equal to the amount of interest payable in “Interest Shares” (as contemplated by the terms of each of the First Debenture and the Second Debenture) payable on that Interest Payment Date, at an exercise price of $0.70 per Interest Warrant Share; and

(c)

on the four-month anniversary (the “Second Debenture Date”) of the Shareholder Approval Date, one non-transferable convertible debenture (the “Second Debenture”) in the principal amount of $25,000,000 (the “Second Debenture Principal Amount”)

(the First Debenture and the Second Debenture may hereinafter be collectively referred to as the “Debentures”).

(2) The purchase price for the First Debenture and the Interest Warrant will be equal to 100% of the principal amount of the First Debenture (the “First Debenture Purchase Price”) and the purchase price for the Second Debenture will be equal to 100% of the principal amount thereof (the “Second Debenture Purchase Price”).

(3) The Initial Warrant shall be substantially in the form attached hereto as Schedule B-1.

(4) The Second Warrant shall be substantially in the form attached hereto as Schedule B-2.

(5) The Interest Warrant shall be substantially in the form attached hereto as Schedule B-3.

(6) The First Debenture shall be substantially in the form attached hereto as Schedule B-4.

(7) The Second Debenture shall be substantially in the form attached hereto as Schedule B-5.

2.2 Closing.

(1) On the Effective Date, the Purchaser will pay the Initial Share Purchase Price to or to the order of the Corporation by bank draft or wire transfer of immediately available funds and the Corporation shall issue the Initial Shares, the Initial Warrant and the Second Warrant, registered in the name of the Purchaser.

(2) On the Warrant Exercise Date, the Purchaser will pay the Initial Warrant Exercise Price and the Second Warrant Exercise Price to or to the order of the Corporation by bank draft or wire transfer of immediately available funds and the Corporation shall issue the Initial Warrant Shares and the Second Warrant Shares, registered in the name of the Purchaser.

(3) On the First Debenture Date, the Purchaser will pay the First Debenture Purchase Price to or to the order of the Corporation by bank draft or wire transfer of immediately available funds and the Corporation shall issue the First Debenture and the Interest Warrant, registered in the name of the Purchaser. Also on the First Debenture Date, the Corporation will prepay to the Purchaser fifteen percent (15%) of the Cash Interest (as defined in the First Debenture) to be earned on the Principal of the First Debenture during the first year of the term thereof and the Purchaser shall credit such sum against Interest payable by the Corporation on the first Interest Payment Date (as those terms are defined in the First Debenture).

(4) On the Second Debenture Date, the Purchaser will pay the Second Debenture Purchase Price to or to the order of the Corporation by bank draft or wire transfer of immediately available funds and the Corporation shall issue the Second Debenture, registered in the name of the Purchaser. Also on the Second Debenture Date, the Corporation will prepay to the Purchaser fifteen percent (15%) of the Cash Interest (as defined in the Second Debenture) to be earned on the Principal of the Second Debenture during the first year of the term thereof and the Purchaser shall credit such sum against Interest payable by the Corporation on the first Interest Payment Date (as those terms are defined in the Second Debenture).

ARTICLE 3
THE SHAREHOLDER MEETING

3.1 Shareholder Meeting.

(1) The Corporation hereby represents that its Board has approved this Agreement and the transactions contemplated hereby and has resolved to recommend that Shareholders vote for the Shareholder Resolution at the Shareholder Meeting.

(2) As promptly as reasonably practicable after the Effective Date, the Corporation shall, in consultation with the Purchaser (i) establish a record date for, duly call, give notice of, convene and hold the Shareholder Meeting at a date no later than March 31, 2015; and (ii) prepare the Circular, together with any other documents required by the charter documents and by-laws of the Corporation and applicable Laws in connection with the Shareholder Meeting. The Circular shall include, among other things, the recommendation of the Board as described in 3.1(1), and shall otherwise be in form and substance satisfactory to the Purchaser and its advisors, acting reasonably. As promptly as practicable after the execution and delivery of this Agreement, the Corporation will file the Circular and any other documentation required to be filed under applicable Laws in all jurisdictions where the Circular is required to be filed by the Corporation and mail or cause to be mailed the Circular and any other documentation required to be mailed under the charter documents and bylaws of the Corporation or applicable Laws in connection with the Shareholder Meeting to each Shareholder and each other Person to whom such documents are required to be sent under the charter documents and by-laws of the Corporation and under applicable Laws.

(3) The Purchaser and the Corporation shall proceed diligently, in a coordinated fashion and use their commercially reasonable efforts to co-operate in the preparation of the Circular as described in 3.1(2), and of any applications for Exchange approval, exemptive relief applications or orders and any other documents deemed reasonably necessary by any of them to discharge their respective obligations under applicable Laws or the rules or Policies of the Exchange.

(4) The Purchaser and the Corporation shall furnish to each other, on a timely basis, all information as may be reasonably required to effectuate the foregoing actions.

(5) The Corporation shall ensure that the Circular complies, in all material respects, with all applicable Laws and, without limiting the generality of the foregoing, that the Circular does not contain a Misrepresentation (except that this covenant does not speak with respect to any information relating to and provided by the Purchaser) and provides the Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Shareholder Meeting.

(6) The Corporation shall not adjourn, postpone or cancel (or propose for adjournment, postponement or cancellation) the Shareholder Meeting, or amend the record dates for notice of, or voting at, the Shareholder Meeting, without the Purchaser’s prior written consent, which consent will not be unreasonably withheld, except as required by applicable Laws or the rules or Policies of the Exchange. The Corporation shall keep the Purchaser updated with respect to proxy solicitation results as reasonably requested by the Purchaser.

(7) The Corporation represents that, to the best of its knowledge, each of the directors and senior officers of the Corporation intends to vote, or cause to be voted, all Common Shares of which he or she is the beneficial owner in favor of the Shareholder Resolution.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

4.1 Representations and Warranties of the Corporation.

       The Corporation represents and warrants as to those matters set forth in Schedule C and acknowledges and confirms that the Purchaser is relying upon such representations and warranties in connection with the purchase by it of the Securities.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

5.1 Representations and Warranties of the Purchaser.

       The Purchaser represents and warrants as to those matters set forth in Schedule D and acknowledges and confirms that the Corporation is relying on such representations and warranties in connection with the sale by it of the Securities.

ARTICLE 6
COVENANTS OF THE PARTIES

6.1 Actions to Satisfy Closing Conditions.

(1) Subject to the terms and conditions of this Agreement, the Corporation shall take all such actions as are within its power to control and use its commercially reasonable efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with all of the conditions set forth in Schedule E including ensuring that during the Interim Period and at the Warrant Exercise Date, the First Debenture Date and the Second Debenture Date, there is no breach of any of its representations and warranties.

(2) Subject to the terms and conditions of this Agreement, the Purchaser shall take all such actions as are within its power to control and to use its commercially reasonable efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with all of the conditions set forth in Schedule F including ensuring that during the Interim Period and at the Warrant Exercise Date, the First Debenture Date and the Second Debenture Date, there is no breach of any of its representations and warranties.

6.2 Filings and Authorizations.

       Each of the Corporation and the Purchaser, as promptly as practicable, will (i) make, or cause to be made, all filings and submissions under all Canadian and U.S. Laws applicable to it that are required for it to consummate the issuance of the Securities and the transactions contemplated herein in accordance with the terms of this Agreement, including all filings and submissions required by the Securities Regulatory Authorities; (ii) use its best efforts to obtain, or cause to be obtained, all Authorizations necessary or advisable to be obtained by it in order to consummate the allotment and issuance of the Securities and the transactions contemplated herein in accordance with the terms of this Agreement; and (iii) use its commercially reasonable efforts to take, or cause to be taken, all other actions necessary, proper or advisable in order for it to fulfil its obligations under this Agreement. The Corporation and the Purchaser will coordinate and cooperate in exchanging information and supplying assistance that is reasonably requested in connection with this Section including providing each other with advance copies and reasonable opportunity to comment on all notices and information supplied to or filed with any Governmental Entity (including notices and information which the Corporation or the Purchaser, in each case acting reasonably, considers highly confidential and sensitive which may be provided on a confidential and privileged basis to outside counsel of the other Party), and all notices and correspondence received from any Governmental Entity. The Corporation and the Purchaser will keep each other reasonably informed, subject to applicable Laws, as to the status of all the proceedings of all filings, submissions, notices and information made, submitted or provided pursuant to this 6.2.

6.3 Additional Covenants.

       Subject to the terms and conditions of this Agreement, the Corporation shall perform all obligations required or reasonably desirable to be performed by it under this Agreement, co-operate with the Purchaser in connection therewith, and do all such other acts and things as may be necessary or reasonably desirable in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated in this Agreement and, without limiting the generality of the foregoing, the Corporation shall, in consultation with the Purchaser:

(a)

use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings to which it is a Party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(b)

use commercially reasonable efforts to have lifted or rescinded any injunction or restraining order relating to the Corporation or other order which may adversely affect the ability of the Parties to consummate the transactions contemplated hereby; and

(c)	comply, in all material respects, promptly with all requirements which applicable Canadian and U.S. Laws may impose on the Corporation with respect to the transactions contemplated hereby.

6.4 Notice of Untrue Representation or Warranty.

       The Corporation shall promptly notify the Purchaser, and the Purchaser shall promptly notify the Corporation, upon any representation or warranty made by it contained in this Agreement becoming untrue or incorrect during the Interim Period and for the purposes of this 6.4 each representation and warranty shall be deemed to be given at and as of the Effective Date and at and as of all times during the Interim Period. Any such notification shall set out particulars of the untrue or incorrect representation or warranty and details of any actions being taken by the Corporation or the Purchaser, as the case may be, to rectify that state of affairs.

ARTICLE 7
CONDITIONS OF CLOSING

7.1 Conditions for the Benefit of the Purchaser.

       The Purchaser’s obligation to purchase the Securities is subject to the conditions set forth in Schedule E being satisfied at or prior to each of the Effective Date, the Warrant Exercise Date, the First Debenture Date and the Second Debenture Date, as applicable, which conditions are for the exclusive benefit of the Purchaser and may be waived, in whole or in part, by the Purchaser in its sole discretion.

7.2 Conditions for the Benefit of the Corporation.

       The Corporation’s obligation to sell the Securities is subject to the conditions set forth in Schedule F being satisfied at or prior to each of the Effective Date, the Warrant Exercise Date, the First Debenture Date and the Second Debenture Date, as applicable, which conditions are for the exclusive benefit of the Corporation and may be waived, in whole or in part, by the Corporation in its sole discretion.

ARTICLE 8
CLOSING

8.1 Date, Time and Place of Closing.

       The completion of the purchase and sale of the Initial Shares, the Initial Warrant and the Second Warrant contemplated by this Agreement shall take place at the offices of Clark Wilson LLP, 900 – 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1 at 11:00 a.m. (Vancouver time) on the Effective Date or at such other place, on such other date and at such other time as may be agreed upon in writing between the Corporation and the Purchaser. The completion of the purchase and sale of the First Debenture and the Interest Warrant, on the one hand, and the Second Debenture on the other hand, shall take place at the offices of Clark Wilson LLP, 900 – 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1 at 11:00 a.m. (Vancouver time) on the First Debenture Date and the Second Debenture Date, respectively, or at such other place, on such other date and at such other time as may be agreed upon in writing between the Corporation and the Purchaser. Notwithstanding the foregoing, each party agrees that each of the transactions contemplated for the Effective Date, the First Debenture Date and the Second Debenture Date, as applicable, may be completed by the exchange of undertakings between the respective legal counsel for the parties, provided such undertakings are satisfactory to each party's respective legal counsel.

8.2 Closing Procedures.

(1) Subject to satisfaction or waiver by the relevant Party of the conditions of closing, on the Effective Date, the Corporation shall deliver a certificate for the Initial Shares, the Initial Warrant and the Second Warrant and the Purchaser shall pay or satisfy the Initial Share Purchase Price in accordance with 2.2(1).

(2) Subject to satisfaction or waiver by the relevant Party of the conditions of closing, on the Warrant Exercise Date the Corporation shall deliver a certificate for the Initial Warrant Shares and the Second Warrant Shares and the Purchaser shall pay or satisfy the Initial Warrant Exercise Price and the Second Warrant Exercise Price in accordance with Section 2.2(2).

(3) Subject to satisfaction or waiver by the relevant Party of the conditions of closing, on the First Debenture Date the Corporation shall deliver a certificate for the First Debenture and the Interest Warrant and the Purchaser shall pay or satisfy the First Debenture Purchase Price in accordance with 2.2(3),

(4) Subject to satisfaction or waiver by the relevant Party of the conditions of closing, on the Second Debenture Date the Corporation shall deliver a certificate for the Second Debenture and the Purchaser shall pay or satisfy the Second Debenture Purchase Price in accordance with 2.2(4).

ARTICLE 9
TERMINATION

9.1 Termination Rights.

       This Agreement may, by notice in writing given prior to the Second Debenture Date, be terminated:

(a)	by mutual consent of the Parties;

(b)

by the Purchaser if any of the conditions in Schedule E have not been satisfied at or prior to March 31, 2015 (or such later date as the Parties may have agreed in writing prior to March 31, 2015) and the Purchaser has not waived such condition at or prior to such date, or if any of said conditions are no longer satisfied on the Closing Date;

(c)

by the Corporation if any of the conditions in Schedule F have not been satisfied at or prior to March 31, 2015 (or such later date as the Parties may have agreed in writing prior to March 31, 2015) and the Corporation has not waived such condition at or prior to such date, or if any of said conditions are no longer satisfied on the Closing Date;

(d)	by the Purchaser, should there occur any Material Adverse Change; or

(e)

by either Party if there has been a material breach of any provision of this Agreement by the other Party and such breach has not been waived by the non-breaching Party or cured by the breaching Party prior to the date of notice.

ARTICLE 10
CORPORATE GOVERNANCE RIGHTS

10.1 Corporate Governance Rights

(1) On the Effective Date, the Purchaser shall be entitled to nominate two Qualified Persons to serve as directors on the Board and the Board shall increase the number of directors from five to seven and appoint these two Qualified Persons as directors to fill the two newly-created vacancies. On the Warrant Exercise Date (and after exercise of the Initial Warrant and the Second Warrant), the Purchaser shall have the right to nominate a third Qualified Person to serve on the Board and the Board shall increase the number of directors from seven to eight and appoint the third Qualified Person to fill the newly-created vacancy. If the Exchange rejects one or more of the Purchaser nominees, the Purchaser will have the right to nominate a replacement.

(2) In addition to the three nominees to the Board referred to in Section 10.1(1), on the Warrant Exercise Date (and after exercise of the Initial Warrant and the Second Warrant) the Purchaser will have the right to nominate three Qualified Persons to assist the Corporation’s management team in roles to be agreed upon.

(3) Beginning on the Effective Date and thereafter for so long as the Purchaser owns at least ten percent (10%) of the number of issued and outstanding Common Shares of the Corporation (and, in any event, at least until the second anniversary of the Effective Date), the Purchaser shall not directly or indirectly, whether alone or acting jointly or in concert with others, initiate or support any proxy solicitation or other effort to gain control of the Corporation or its assets and shall refrain from making any bid for, or otherwise attempting to acquire legal or beneficial ownership of, an aggregate number of the issued and outstanding Common Shares in excess of 19.9% of the total number of Common Shares issued and outstanding (on an undiluted basis) (including Common Shares owned by affiliates and associates of the Purchaser and parties with whom the Purchaser is acting jointly or in concert) unless (i) acquired pursuant to the Initial Warrant, the Interest Warrant or conversion of either the First Debenture or the Second Debenture or (ii) as otherwise mutually agreed to by the Corporation and the Purchaser.

ARTICLE 11
INDEMNIFICATION

11.1 Survival.

(1) The representations and warranties contained in this Agreement and the certificates to be delivered pursuant to Paragraph (1) of Schedule E and Paragraph (1) of Schedule F will survive each of the First Debenture Date and the Second Debenture Date, as applicable, and continue in full force and effect for a period of one year after each such date.

(2) No Party has any obligation or liability with respect to any representation or warranty made by such Party in this Agreement or the certificates to be delivered pursuant to Paragraph (1) of Schedule E and Paragraph (1) of Schedule F after the end of the applicable time period specified in 11.1(1) except for claims relating to the representations and warranties that the Party has been notified of prior to the end of the applicable time period.

11.2 No Effect of Knowledge.

       The right to indemnification or other remedy of any Party based on the representations, warranties, covenants and obligations contained in this Agreement and the certificates to be delivered pursuant to Paragraph (1) of Schedule E and Paragraph (1) of Schedule F, exists notwithstanding the First Debenture Date and the Second Debenture Date, as applicable, and notwithstanding any investigation or knowledge acquired prior to the First Debenture Date and the Second Debenture Date, as applicable.

11.3 Indemnification in Favour of the Purchaser.

(1) The Corporation will jointly and severally indemnify and save harmless the Purchaser and its respective shareholders, directors, officers, employees, agents and representatives harmless of and from, and will pay for, any Damages suffered by, imposed upon or asserted against it or any of them as a result of, in respect of, connected with, or arising out of, under, or pursuant to:

(a)	any breach or inaccuracy of any representation or warranty given by the Corporation contained in this Agreement or the certificate to be delivered pursuant to Paragraph (1) of Schedule E; and

(b)	any failure of the Corporation to perform or fulfil any of its covenants or obligations under this Agreement.

(2) The right to indemnification under 11.3(1)(b) exists notwithstanding 11.1 and notwithstanding any representation and warranty in Schedule C.

11.4 Indemnification in Favour of the Corporation.

(1) The Purchaser will indemnify and save the Corporation and its shareholders, directors, officers, employees, agents and representatives harmless of and from, and will pay for, any Damages suffered by, imposed upon or asserted against it or any of them as a result of, in respect of, connected with, or arising out of, under or pursuant to:

(a)	any breach or inaccuracy of any representation or warranty given by the Purchaser contained in this Agreement, or the certificate to be delivered pursuant Paragraph (1) of Schedule F;

(b)	any inaccuracy of any information supplied to the Corporation by the Purchaser for inclusion in the Circular or in any submission to the Exchange or any regulatory authority; and

(c)	any failure of the Purchaser to perform or fulfil any of its covenants or obligations under this Agreement.

(2) The right to indemnification under 11.4(1)(c) exists notwithstanding 11.1 and notwithstanding any representation and warranty in Schedule D.

ARTICLE 12
ARBITRATION

12.1 Settling Disputes.

       If any dispute, claim, question or difference arises with respect to this Agreement or its performance, enforcement, breach, termination or validity (a “Dispute”), the Parties will use their reasonable efforts to attempt to settle the Dispute.

12.2 Arbitration.

       Except as is expressly provided in this Agreement, if the Parties do not reach a solution pursuant to 12.1 within a period of 15 Business Days following the first notice of the Dispute by any Party to the other, then upon written notice by any Party to the other, the Dispute shall be finally settled by arbitration under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules. The arbitration shall take place in The Hague, Netherlands, unless the Parties mutually agree to have the arbitration held elsewhere, and the arbitration proceedings will be conducted in English.

ARTICLE 13
MISCELLANEOUS

13.1 Notice.

(1) Any notice, direction or other communication (each a “Notice”) given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or by electronic mail and addressed:

To the Purchaser at:

Utrechseweg 323, 3818 EK
Amersfoort, The Netherlands
Attention:	Dr. Victor E. Bletterman
Chairman of the Board
Telephone:	+31334614900
email:	bureau@bletint.nl:vbvagobel@gmail.com

With a copy, which shall not constitute notice, to:

Mr. G. L. Bhikha
40 Bath Avenue, Corner of Arnold, Rosebank
Johannesburg 2196
Republic of South Africa
Telephone:	+27 (011) 250 6900
email:	bhika@icon.co.za

To the Corporation at:

Bahnhofstrasse 9, Postfach 155
CH – 6341 Baar
Switzerland
Attention:	Heinz J. Scholz and Peter-Mark Vogel
Telephone:	+41 (0) 44 718 10 30
email:	hjs@mnppetroleum.com
mvogel@mnppetroleum.com

With a copy, which shall not constitute notice, to:

Clark & Wilson LLP
Barristers and Solicitors
900-885 West Georgia Street
Vancouver, BC V6C 3H1
Attention:	Ethan P. Minsky
Telephone:	604 643-3151
email:	epm@cwilson.com

(2) A Notice is deemed to be delivered and received (i) if sent by personal delivery, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day; (ii) if sent by same-day service courier, on the date of delivery if sent on a Business Day and delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day; (iii) if sent by overnight courier, on the next Business Day; or (iv) if sent by email, on the Business Day following the date of transmission. A Party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the Party at its changed address. Any element of a Party’s address that is not specifically changed in a Notice will be assumed not to be changed.

13.2 Time of the Essence.

       Time shall be of the essence of this Agreement.

13.3 Announcements.

       The Parties shall consult with each other before issuing any press release, news release or otherwise making any filings or public statements with respect to this Agreement and the transactions contemplated herein and shall not issue such press release without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed, in each case, subject to applicable Laws and the exercise of such fiduciary duties, as may be appropriate.

13.4 Third Party Beneficiaries.

       The Parties intend that this Agreement will not benefit or create any right or cause of action in favor of any Person, other than the Parties or, if applicable, their respective Affiliates. No Person, other than the Parties and such Affiliates, is entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum. The Parties reserve their right to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any Person who is not a Party or an Affiliate of any Party, without notice to or consent of that Person.

13.5 No Agency or Partnership.

       Nothing contained in this Agreement makes or constitutes any Party, or any of its directors, officers or employees, the representative, agent, principal, partner, joint venturer, employer, employee of any other Party. It is understood that no Party has the capacity to make commitments of any kind or incur obligations or liabilities binding upon any other Party.

13.6 Expenses.

       Except as otherwise expressly provided in this Agreement, each Party will pay for its own costs and expenses incurred in connection with this Agreement and the transactions contemplated by it. The fees and expenses referred to in this Section are those which are incurred in connection with the negotiation, preparation, execution and performance of this Agreement, and the transactions contemplated by this Agreement, including the fees and expenses of legal counsel, investment advisers and accountants.

13.7 Amendments.

       This Agreement may only be amended, supplemented or otherwise modified by written agreement signed by all of the Parties.

13.8 Waiver.

(1) No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the Party to be bound by the waiver. A Party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right.

(2) If a Party waives compliance with any of the conditions, obligations or covenants contained in this Agreement, the waiver will be without prejudice to any of its rights of termination in the event of non-fulfilment, non-observance or non-performance of any other condition, obligation or covenant in whole or in part.

13.9 Entire Agreement.

       This Agreement constitutes the entire agreement between the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The Parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement, except as set out herein.

13.10 Successors and Assigns.

(1) This Agreement becomes effective only when executed by all of the Parties. After that time, it is binding on and enures to the benefit of the Parties and their respective heirs, administrators, executors, legal personal representatives, successors and permitted assigns.

(2) Except as otherwise provided in this Agreement, neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by the Corporation without the prior written consent of the Purchaser, nor by the Purchaser without the prior written consent of the Corporation.

13.11 Further Assurances.

       The Parties agree to execute and deliver such further and other papers, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, and do and perform and cause to be done and performed, such further and other acts and things that may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

13.12 Severability.

       If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

13.13 Governing Law.

       This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

13.14 Counterparts.

       This Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together will be deemed to constitute one and the same instrument. The Party sending the facsimile transmission will also deliver the original signed counterpart to the other Party, however, failure to deliver the original signed counterpart shall not invalidate this Agreement

13.15 Non-Merger.

       Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties shall not merge on and shall survive each of the First Debenture Date and the Second Debenture Date. Notwithstanding the First Debenture Date or the Second Debenture Date or any investigation made by or on behalf of any Party, the covenants, representations and warranties shall continue in full force and effect. Neither the First Debenture Date nor the Second Debenture Date shall prejudice any right of one Party against any other Party in respect of anything done or omitted under this Agreement or in respect of any right to damages or other remedies.

The remainder of this page has been intentionally left blank.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first written above.

MNP PETROLEUM CORP.

By:	/s/ Heinz J. Sholz
/s/ Peter-Mark Vogel
Authorized Signing Officer

STICHTING VB VAGOBEL

By:	/s/ Mr. V. E. Bletterman
Authorized Signing Officer

SCHEDULE A
DEFINED TERMS

“1933 Act” means the United States Securities Act of 1933, as amended, and all rules, regulations, orders, notices and policy statements thereunder, as amended from time to time, and any successor legislation.

“Affiliate” or “affiliate” has the meaning attributed to it in Rule 405 promulgated by the Securities and Exchange Commission pursuant to the 1933 Act and means, unless otherwise specified, a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

“Agreement” means this private placement agreement and all schedules attached to it and the expressions “Article” and “Section”, followed by a number mean and refer to the specified Article or Section of this Agreement.

“Applicable Securities Laws” means all applicable securities Laws, including the securities Laws applicable in the United States and Canada.

“Authorization” means, with respect to any Person, any order, permit, approval, consent, waiver, clearance, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.

“Board” means the board of directors of the Corporation.

“Books and Records” means all information in any form relating to the Business, including books of account, financial and accounting information and records, personnel records, tax records, sales and purchase records, customer and supplier lists, lists of potential customers, referral sources, research and development reports and records, production reports and records, equipment logs, operating guides and manuals, business reports, plans and projections, marketing and advertising materials and all other documents, files, correspondence and other information (whether in written, printed, electronic or computer printout form, or stored on computer discs or other data and software storage and media devices).

“Business” means the exploration, development and operation of oil and gas properties as currently conducted by the Corporation and its subsidiaries.

“Business Day” means any day of the year, other than a Saturday, a Sunday or any day on which banks are required or authorized to close in Baar, Switzerland.

“Circular” means the notice of Shareholder Meeting and the accompanying management information circular to be sent to Shareholders in connection with the Shareholder Meeting, as the same may be amended, supplemented or otherwise modified subject to this Agreement.

“Common Shares” means the common shares in the capital of the Corporation, and shall, where the context permits, include (i) any securities into which such Common Shares may be converted, reclassified, redesignated, subdivided, consolidated or otherwise changed; (ii) any securities of the Corporation or of any other Person received by the holders of such Common Shares as a result of any merger, amalgamation, reorganization, arrangement or other similar transaction involving the Corporation; and (iii) any securities of the Corporation which are received by any one or more Persons as a stock dividend of distribution on or in respect of such Common Shares.

“Contract” means any agreement, contract, licence, undertaking, engagement or commitment of any nature, written or oral.

“Corporation” means MNP Petroleum Corp., a corporation organized under the laws of the State of Nevada, in the United States of America.

“Corporation Options” mean options to acquire Common Shares issued under the Corporation Option Plan.

“Corporation Option Plan” means the Corporation’s 2011 Stock Option Plan, as amended.

“Corporation Option Shares” means Common Shares issued upon the exercise of Corporation Options.

“Corporate Records” means the corporate records of the Corporation including (i) all constating documents and by-laws; (ii) all minutes of meetings and resolutions of shareholders and directors (and any committees); and (iii) the share certificate books, securities register, register of transfers and register of directors.

“Damages” means any losses, liabilities, damages or expenses (including legal fees and expenses) whether resulting from an action, suit, proceeding, arbitration, claim or demand that is instituted or asserted by a third party, including a Governmental Entity, or a cause, matter, thing, act, omission or state of facts not involving a third party.

“Debentures” has the meaning specified in Paragraph 2.1(1).

“Dispute” has the meaning specified in 12.1.

“Effective Date” means December 19, 2014;

“Environmental Laws” has the meaning specified in Paragraph 17 of Schedule C.

“Exchange” means the TSX Venture Exchange.

“First Debenture” has the meaning specified in Paragraph 2.1(1)(b)(i).

“First Debenture Date” has the meaning specified in Paragraph 2.1(1)(b).

“First Debenture Principal Amount” has the meaning specified in Paragraph 2.1(1)(b)(i).

“First Debenture Purchase Price” has the meaning specified in Paragraph 2.1(2).

“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision or authority of any of the above; (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, and includes any Securities Regulatory Authority.

“Hazardous Materials” has the meaning specified in Paragraph 17 of Schedule C.

“Initial Shares” has the meaning specified in Paragraph 2.1(1)(a)(i).

“Initial Share Purchase Price” has the meaning specified in Paragraph 2.1(1)(a)(i).

“Initial Warrant” has the meaning specified in Paragraph 2.1(1)(a)(ii).

“Initial Warrant Exercise Price” has the meaning specified in Paragraph 2.1(1)(a)(ii).

“Initial Warrant Shares” has the meaning specified in Paragraph 2.1(1)(a)(ii).

“Interest Warrant” has the meaning specified in Paragraph 2.1(1)(b)(ii).

“Interest Warrant Share” has the meaning specified in Paragraph 2.1(1)(b)(ii).

“Interim Period” means the period between the Effective Date and the Second Debenture Date.

“Laws” means applicable (i) laws, constitutions, treaties, statutes, codes, ordinances, statutory rules, principles of common and civil law and equity, terms and conditions of any grant of approval, permission, orders, decrees, rules, regulations and municipal bylaws, whether domestic, foreign or international; (ii) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, rulings, authority, licence, decrees and awards of any Governmental Entity (including the Securities Regulatory Authorities); and (iii) policies, practices and guidelines of any Governmental Entity (including the Securities Regulatory Authorities), which, although not actually having the force of law, are considered by such Governmental Entity as requiring compliance as if having the force of law, in each case binding on or affecting the Person, or the assets of the Person, referred to in the context in which such word is used, and the term “applicable” with respect to such Laws and in the context that refers to one or more Persons, means that such Laws apply to such Person or Persons or its or their business, undertaking, property or securities and emanate from a Governmental Authority (including the Securities Regulatory Authorities) having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities, in each case as such Laws may be amended from time to time.

“Lien” means (i) any mortgage, charge, pledge, hypothecation, security interest, assignment by way of security, encumbrance, lien (statutory or otherwise), hire purchase agreement, conditional sale agreement, deposit arrangement, title retention agreement or arrangement; (ii) any trust arrangement; (iii) any arrangement which creates a right of set-off out of the ordinary course of business; (iv) any option, warrant, right or privilege capable of becoming a Transfer; or (v) any agreement to grant any such rights or interests.

“Material Adverse Change” means any change, effect, event, development, occurrence or set of circumstances, individually or in the aggregate (i) that is materially adverse or is reasonably likely to be materially adverse to the properties, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise), businesses, affairs, condition (financial or otherwise), operations, results of operations or prospects of the Corporation or its subsidiaries, taken as a whole; or (ii) will, or would reasonably be expected to, prevent or materially impair the ability of the Parties to consummate the transactions contemplated hereby.

“Material Adverse Effect” means any effect that when considered either individually or in the aggregate (i) is materially adverse or is reasonably likely to be materially adverse to the properties, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise), businesses, affairs, condition (financial or otherwise), operations, results of operations or prospects of the Corporation or its subsidiaries, taken as a whole; or (ii) will, or would reasonably be expected to, prevent or materially impair the ability of the Parties to consummate the transactions contemplated hereby.

“Misrepresentation” has the meaning ascribed to such term under the Applicable Securities Laws.

“Notice” has the meaning specified in 13.1.

“Ordinary Course” means, with respect to an action taken by a Person, that such action is consistent with the past practices of the Person and is taken in the ordinary course of the normal day-to-day operations of the Person.

“Parties” means the Corporation and the Purchaser and any other Person who may become a party to this Agreement.

“Person” means a natural person, partnership, limited partnership, limited liability partnership, limited liability company, unlimited liability company, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity, and pronouns have a similarly extended meaning.

“Public Record” means information which has been publicly filed at www.SEC.gov/EDGAR or www.SEDAR.com by the Corporation pursuant to a requirement under Applicable Securities Laws.

“Purchaser” means Stichting VB Vagobel, a corporation organized under the laws of The Netherlands and registered under number 411105956.

“Qualified Person” means a natural person that is not disqualified from acting as a director of the Corporation pursuant to conflict of interest, applicable law or any regulation, rule or Policy of the Exchange and, in the case of any proposed director of the Corporation, who is accepted by the Exchange.

“Regulation S” means Regulation S promulgated by the Securities and Exchange Commission pursuant to the 1933 Act.

“Second Debenture” has the meaning specified in Paragraph 2.1(1)(c).

“Second Debenture Date” has the meaning specified in Paragraph 2.1(1)(c).

“Second Debenture Principal Amount” has the meaning specified in Paragraph 2.1(1)(c).

“Second Debenture Purchase Price” has the meaning specified in Paragraph 2.1(2).

“Second Warrant” has the meaning specified in Paragraph 2.1(1)(a)(ii).

“Second Warrant Exercise Price” has the meaning specified in Paragraph 2.1(1)(a)(ii).

“Second Warrant Shares” has the meaning specified in Paragraph 2.1(1)(a)(ii).

“Securities” means collectively the Initial Shares, the Initial Warrant, the Initial Warrant Shares, the First Debenture, the Second Debenture, the Interest Warrant and the Interest Warrant Shares.

“Securities Regulatory Authorities” means collectively, the Securities and Exchange Commission, the securities commission in each Province of Canada in which the Corporation is a “reporting issuer”, and the Exchange.

“Shareholder Approval Date” has the meaning specified in Paragraph 2.1(1)(a)(ii).

“Shareholder Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof, to be called and held to consider the Shareholder Resolution.

“Shareholder Resolution” means the ordinary resolution to be considered by the Shareholders at the Shareholder Meeting to approve the issuance, effectiveness, and the terms and conditions of the Interest Warrant, the First Debenture and the Second Debenture, the exercise of the Initial Warrant, the Second Warrant and the Interest Warrant and the conversion of the First Debenture and the Second Debenture, such resolution to be in form and substance satisfactory to the Corporation and the Purchaser, acting reasonably.

“Shareholders” means holders of Common Shares (excluding the Holder).

“Warrant Exercise Date” has the meaning specified in Paragraph 2.1(1)(a)(ii).

SCHEDULE B
FORM OF WARRANTS AND DEBENTURES

SCHEDULE B-1
FORM OF INITIAL WARRANT

See attached.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED IN REGULATION S UNDER THE 1933 ACT.

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE APRIL 20, 2015.

WARRANT CERTIFICATE

MNP PETROLEUM CORPORATION.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY
(AS DEFINED HEREIN).

Warrant Certificate No.: 19/12/14.01	Right to Purchase 23,717,633 Common Shares
Number of Warrants: 23,717,633

This is to certify that, for value received, STICHTING VB VAGOBEL, of Utrechseweg 323, 3818 EK Amersfoort, The Neterlands, is the registered holder of 23,717,633 common share purchase warrants (each, a “Warrant” and collectively, the “Warrants”), subject to adjustment as provided in the Terms and Conditions (as hereinafter defined), of MNP PETROLEUM CORPORATION (the “Company”). Each Warrant provides that the Holder, at the Exercise Time and upon and subject to the Terms and Conditions, will acquire from the Company one fully paid and non-assessable Warrant Share at the Exercise Price.

ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE WARRANT SHARE. THIS CERTIFICATE REPRESENTS 23,717,633 WARRANTS.

These Warrants are issued subject to the Terms and Conditions, which are attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”). Capitalized terms used in this Certificate and not otherwise defined have the meanings given to them in the Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and from and after such time, these Warrants and all rights under this Warrant Certificate will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at Baar, Switzerland, this 19th day of December, 2014.

MNP PETROLEUM CORPORATION

Per:
Authorized Signatory

APPENDIX “A”

TERMS AND CONDITIONS

TERMS AND CONDITIONS dated December 19, 2014 (the “Terms and Conditions”), attached to Warrant Certificate No. 19/12/14.1 issued by MNP Petroleum Corporation.

1. INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“1933 Act” means the United States Securities Act of 1933, as amended, and all rules, regulations, orders, notices and policy statements thereunder, as amended from time to time, and any successor legislation.

(b)

“Affiliate” or “affiliate” has the meaning attributed to it in Rule 405 promulgated by the Securities and Exchange Commission pursuant to the 1933 Act and means, unless otherwise specified, a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

(c)

“Business Day” means any day, other than a Saturday or Sunday, or a day on which banking institutions in Baar, Switzerland or Amersfoort, the Netherlands are authorized or required by law or other government action to close;

(d)

"Common Shares" means the class of common shares which the Corporation is authorized to issue as at the close of business on the Effective Date; provided that in the event of any adjustment pursuant to the provisions of Section 4.3(a) hereof, "Common Shares" shall thereafter mean the shares or other securities or property resulting from such adjustment;

(a)

“Company” means MNP Petroleum Corporation until a successor corporation will have become such as a result of consolidation, amalgamation or merger of the Company with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation, and, thereafter, “Company” will mean such successor corporation;

(b)

"Director" means a director of the Company for the time being, and, unless otherwise specified herein, reference to "action by the Directors" means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company;

(c)	"Effective Date" means the date the Warrants are issued;

(d)	"Exercise Date" means the date that is five Business Days following the date of the Shareholder Meeting;

(e)	“Exercise Time” means 10:00 a.m. (in Baar, Switzerland) on the Exercise Date;

(f)	“Exchange” means the TSX Venture Exchange operated by TMX Group Limited;

(g)	“Exercise Price” means $0.20 per Warrant Share, subject to adjustment as provided in Section 4.3(a) hereof;

(h)	“First Debenture” has the meaning attributed to it in the Private Placement Agreement;

(i)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time;

(j)	“Holder” means Stichting VB Vagobel;

(k)	“Interest Warrant” has the meaning attributed to it in the Private Placement Agreement;

(l)

“person” and “Person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity;

(m)

“Private Placement Agreement” means the Private Placement Agreement dated November 29, 2014, between the Company and the Holder pursuant to which, among other things, the Company agreed to issue the Warrants and other securities;

(n)	“Second Debenture” has the meaning attributed to it in the Private Placement Agreement;

(o)	“Second Warrant” has the meaning attributed to it in the Private Placement Agreement;

(p)	“Section” followed by a number refers to the specified Section of these Terms and Conditions;

(q)	“Shareholder Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof, to be called and held to consider the Shareholder Resolution.

(r)

“Shareholder Resolution” means the ordinary resolution to be considered by the Shareholders at the Shareholder Meeting to approve the issuance, effectiveness, and the terms and conditions of the Interest Warrant, the First Debenture and the Second Debenture, the exercise of these Warrants, the Second Warrant and the Interest Warrant and the conversion of the First Debenture and the Second Debenture, such resolution to be in form and substance satisfactory to the Corporation and the Purchaser, acting reasonably.

(s)	“Shareholders” means the holders of Common Shares (excluding the Holder);

(t)	“Shares” means the common shares in the capital of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(u)	“Time of Expiry” means 5:00 pm (in Baar, Switzerland) on the Exercise Date, if the Shareholders do not approve the Shareholder Resolution at the Shareholder Meeting;

(v)

"Trading Day" with respect to a stock exchange means a day on which such stock exchange is open for business and with respect to the over-the-counter market means a day on which shares may be traded through the facilities of such over-the-counter market;

(w)	“Transfer” includes:

(i)

any direct or indirect sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity; or

(ii) any disposition by way of option, right or privilege capable of becoming an agreement or option,

whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing, and the words “Transferred”, “Transferring” and similar words have corresponding meanings;

(x)	“Warrant Certificate” means the Warrant Certificate attached to these Terms and Conditions;

(y)

“Warrant” means one of the warrants issued hereunder and “Warrants” means all of the warrants issued hereunder, each one of which provides that the Holder will purchase one Common Share for an exercise price of $0.20 at the Exercise Time, subject to adjustment in accordance with Section 4.3(a) hereof; and

(z)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the State of Nevada. The Warrant Certificate and these Terms and Conditions are governed by the laws of State of Nevada. The Holder irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

1.5 Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

2. ISSUE OF WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.2 Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Replacement of Lost or Damaged Warrant Certificate

(a)

In case any Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate, and the replacement Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and, in case of loss, destruction or theft, will furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Holder Not a Shareholder

The holding of the Warrant Certificate shall not constitute the Holder thereof a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3. NOTICE

3.1 Notice to Holder

Any notice required or permitted to be given to the Holder must be in writing and may be delivered in person, by overnight courier or by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Company to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (i) if by facsimile or other electronic communication, on successful transmission; or (ii) if deposited with an overnight courier or hand delivered, on delivery.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company must be in writing and may be delivered in person, by overnight courier or by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Company: (i) if by facsimile or other electronic communication, on successful transmission; or (ii) if deposited with an overnight courier or hand delivered, on delivery.

Notices to the Company shall be delivered to:

MNP Petroleum Corporation
Bahnhofstrasse 9, Postfach 155
CH – 6341 Baar
Switzerland
Attention: Heinz J. Scholz and Peter-Mark Vogel

with a copy (which shall not constitute notice) to:

Clark Wilson LLP
Barristers and Solicitors
900 – 885 West Georgia Street
Vancouver, BC
Canada V6C 3H1
Attn:	Ethan Minsky
Fax:	604.687.6314

4. EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

Following approval of the Shareholder Resolution at the Shareholder Meeting, the Holder shall purchase all of the Warrant Shares at the Exercise Price at the Exercise Time by providing the Company with the following documents:

(a)	a completed and executed subscription form, in the form attached as Appendix B hereto (the “Subscription Form”);

(b)	surrendering the Warrant Certificate, together with the executed Subscription Form, to the Company at the address set forth in Section 3.2; and

(c)

paying the Exercise Price, in immediately available U.S. funds, by wire transfer to the Company or its lawyers pursuant to wiring instructions that will be provided to the Holder not less than five (5) Business Days prior to the Exercise Date.

4.2 Effect of Exercise of Warrants

(a)

Following approval of the Shareholder Resolution at the Shareholder Meeting, at the Exercise Time and upon receipt by the Company of the duly executed Subscription Form and the Exercise Price, the Warrant Shares so subscribed for will be deemed to have been allotted and issued as fully paid and non-assessable Common Shares and the Holder will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.

(b)

As promptly as practicable after the Exercise Time and, in any event, within ten (10) Business Days after the Exercise Date, the Company shall forthwith cause to be delivered to the Holder a certificate for the Warrant Shares.

4.3 Warrants for Fractions of Warrant Shares

(a)

The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of these Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 4.3, be issuable upon exercise of these Warrants, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

4.4 Adjustment of Exercise Price and Number of Warrant Shares

(a)

If at any time or from time to time while the Warrants are still outstanding, the Company shall effect a subdivision or consolidation of the issued and outstanding Shares, the Exercise Price in effect immediately before the subdivision shall be proportionately decreased, and, conversely, the Exercise Price in effect immediately before a consolidation shall be proportionately increased. Any adjustment under this Section 4.4(a) shall become effective at the close of business on the date the subdivision or consolidation becomes effective.

(b)

If at any time while the Warrants are outstanding, (i) the Company effects any merger or combination of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Shares are permitted to tender or exchange their Shares for other securities, cash or property, or (iv) the Company effects any reclassification or recapitalization of the Shares or any compulsory share exchange pursuant to which the Shares are effectively converted into or exchanged for other securities, cash or property (other than a subdivision, consolidation or dividend provided for elsewhere in this Section 4.4) (in any such case, a “Fundamental Change”), then, upon any subsequent exercise of the Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of such Warrant Share (the “Alternate Consideration”). If holders of Shares are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of the Warrants following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing entity, as the case may be, shall execute with the Holder a written agreement providing that:

	(i)	the Warrants shall thereafter entitle the Holder to purchase the Alternate Consideration; and

(ii)

in the case of any such successor or purchasing entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such successor or purchasing entity shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under the Warrants and the Private Placement Agreement.

(c)

If, in the case of any Fundamental Change, the Alternate Consideration includes shares, other securities, other property or assets of an entity other than the Company or any such successor or purchasing entity, as the case may be, then such written agreement shall also be executed by such other entity and shall contain such additional provisions to protect the interests of the Holder as the board of directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Change shall issue to the Holder a new Warrant Certificate consistent with the foregoing provisions and evidencing the Holder’s right to exercise the Warrants for Alternate Consideration. Any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4.4 and insuring that the Warrants (or any other replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.

4.5 Limitation on Exercise

Notwithstanding anything else contained herein to the contrary, until the Company has obtained Shareholder Approval, the number of Common Shares that may be acquired by the Holder upon the exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance) the total number of Common Shares then beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder's by the Exchange, does not exceed 19.9% of the total number of issued and outstanding Common Shares including for such purpose the Warrant Shares issuable upon exercise of the Warrants.

5. RESERVATION OF WARRANT SHARES

The Company covenants with the Holder that so long as this Warrant remains outstanding it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling the Company to satisfy its obligations to issue Warrant Shares upon the exercise of the Warrants, and all Warrants shall, when countersigned and registered as provided herein, be valid and enforceable against the Company.

6. WAIVER OF CERTAIN RIGHTS

The Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Company for the issue of Warrant Shares pursuant to the exercise of any Warrant, or on any covenant, agreement, representation or warranty by the Company herein contained or contained in the Warrant Certificate.

7. MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time, the Company may, subject to the provisions herein and acting reasonably and in good faith, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

8. TIME OF ESSENCE

Time will be of the essence hereof.

9. SUCCESSORS

This Warrant Certificate will enure to the benefit of and be binding upon the Holder and the Company and its successors.

10. WARRANTS NOT TRANSFERABLE

This Warrant Certificate is not transferable.

APPENDIX B

SUBSCRIPTION FORM

TO:	MNP PETROLEUM CORPORATION
Bahnhofstrasse 9, Postfach 155
CH-6341 Baar
Switzerland
Attention: Chief Financial Officer

The undersigned Holder of the within Warrant Certificate hereby subscribes for 23,717,633 common shares (the “Shares”) of MNP PETROLEUM CORPORATION (the “Company) pursuant to the within Warrant Certificate at $0.20 per Share on and subject to the Terms and Conditions of the within Warrant Certificate (the “Warrant Terms”). This subscription is accompanied by payment of the purchase price of the Shares by way of a wire transfer pursuant to instructions that have been provided by the Company. The Holder represents that this subscription will not violate the terms of Section 4.5 of the Warrant Terms, and that the undersigned holder (i) at the time of exercise of the Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), (iii) is not exercising the Warrants on behalf of a "U.S. person"; and (iv) did not execute or deliver this subscription form in the United States.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES
Stichting VB Vagobel	Utrechseweg 323, 3818 EK,	23,717,633
	Amersfoort, The Neterlands

	TOTAL:	23,717,633

(Please print full name in which share certificates are to be issued).

DATED this _____ day of ______________________, 20___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE APRIL 20, 2015.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

The Warrant Certificate and the Subscription Form must be delivered by hand or by courier.

SCHEDULE B-2
FORM OF SECOND WARRANT

See attached.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED IN REGULATION S UNDER THE 1933 ACT.

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE APRIL 20, 2015.

WARRANT CERTIFICATE

MNP PETROLEUM CORPORATION.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY
(AS DEFINED HEREIN).

Warrant Certificate No.: 19/12/14.02	Right to Purchase 5,771,130 Common Shares
Number of Warrants: 5,771,130

This is to certify that, for value received, STICHTING VB VAGOBEL, of Utrechseweg 323, 3818 EK Amersfoort, The Neterlands, is the registered holder of 5,771,130 common share purchase warrants (each, a “Warrant” and collectively, the “Warrants”), subject to adjustment as provided in the Terms and Conditions (as hereinafter defined), of MNP PETROLEUM CORPORATION (the “Company”). Each Warrant provides that the Holder, at the Exercise Time and upon and subject to the Terms and Conditions, will acquire from the Company one fully paid and non-assessable Warrant Share at the Exercise Price.

ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE WARRANT SHARE. THIS CERTIFICATE REPRESENTS 5,771,130 WARRANTS.

These Warrants are issued subject to the Terms and Conditions, which are attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”). Capitalized terms used in this Certificate and not otherwise defined have the meanings given to them in the Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and from and after such time, these Warrants and all rights under this Warrant Certificate will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at Baar, Switzerland, this 19th day of December, 2014.

MNP PETROLEUM CORPORATION

Per:
Authorized Signatory

APPENDIX “A”

TERMS AND CONDITIONS

TERMS AND CONDITIONS dated December 19th, 2014 (the “Terms and Conditions”), attached to Warrant Certificate No. 19/12/14.02 issued by MNP Petroleum Corporation.

1. INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“1933 Act” means the United States Securities Act of 1933, as amended, and all rules, regulations, orders, notices and policy statements thereunder, as amended from time to time, and any successor legislation.

(b)

“Affiliate” or “affiliate” has the meaning attributed to it in Rule 405 promulgated by the Securities and Exchange Commission pursuant to the 1933 Act and means, unless otherwise specified, a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

(c)

“Business Day” means any day, other than a Saturday or Sunday, or a day on which banking institutions in Baar, Switzerland or Amersfoort, the Netherlands are authorized or required by law or other government action to close;

(d)

"Common Shares" means the class of common shares which the Corporation is authorized to issue as at the close of business on the Effective Date; provided that in the event of any adjustment pursuant to the provisions of Section 4.3(a) hereof, "Common Shares" shall thereafter mean the shares or other securities or property resulting from such adjustment;

(a)

“Company” means MNP Petroleum Corporation until a successor corporation will have become such as a result of consolidation, amalgamation or merger of the Company with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation, and, thereafter, “Company” will mean such successor corporation;

(b)

"Director" means a director of the Company for the time being, and, unless otherwise specified herein, reference to "action by the Directors" means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company;

(c)	"Effective Date" means the date the Warrants are issued;

(d)	"Exercise Date" means the date that is five Business Days following the date of the Shareholder Meeting;

(e)	“Exercise Time” means 10:00 a.m. (in Baar, Switzerland) on the Exercise Date;

(f)	“Exchange” means the TSX Venture Exchange operated by TMX Group Limited;

(g)	“Exercise Price” means $0.15 per Warrant Share, subject to adjustment as provided in Section 4.3(a) hereof;

(h)	“First Debenture” has the meaning attributed to it in the Private Placement Agreement;

(i)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time;

(j)	“Holder” means Stichting VB Vagobel;

(k)	“Interest Warrant” has the meaning attributed to it in the Private Placement Agreement;

(l)

“person” and “Person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity;

(m)

“Private Placement Agreement” means the Private Placement Agreement dated November 29, 2014, between the Company and the Holder pursuant to which, among other things, the Company agreed to issue the Warrants and other securities;

(n)	“Second Debenture” has the meaning attributed to it in the Private Placement Agreement;

(o)	“Second Warrant” has the meaning attributed to it in the Private Placement Agreement;

(p)	“Section” followed by a number refers to the specified Section of these Terms and Conditions;

(q)	“Shareholder Meeting” means the special meeting of the Shareholders, including any adjournment or postponement thereof, to be called and held to consider the Shareholder Resolution.

(r)

“Shareholder Resolution” means the ordinary resolution to be considered by the Shareholders at the Shareholder Meeting to approve the issuance, effectiveness, and the terms and conditions of the Interest Warrant, the First Debenture and the Second Debenture, the exercise of these Warrants, the Second Warrant and the Interest Warrant and the conversion of the First Debenture and the Second Debenture, such resolution to be in form and substance satisfactory to the Corporation and the Purchaser, acting reasonably.

(s)	“Shareholders” means the holders of Common Shares (excluding the Holder);

(t)	“Shares” means the common shares in the capital of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(u)	“Time of Expiry” means 5:00 pm (in Baar, Switzerland) on the Exercise Date, if the Shareholders do not approve the Shareholder Resolution at the Shareholder Meeting;

(v)

"Trading Day" with respect to a stock exchange means a day on which such stock exchange is open for business and with respect to the over-the-counter market means a day on which shares may be traded through the facilities of such over-the-counter market;

(w)	“Transfer” includes:

(i)

any direct or indirect sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity; or

(ii) any disposition by way of option, right or privilege capable of becoming an agreement or option,

whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing, and the words “Transferred”, “Transferring” and similar words have corresponding meanings;

(x)	“Warrant Certificate” means the Warrant Certificate attached to these Terms and Conditions;

(y)

“Warrant” means one of the warrants issued hereunder and “Warrants” means all of the warrants issued hereunder, each one of which provides that the Holder will purchase one Common Share for an exercise price of $0.15 at the Exercise Time, subject to adjustment in accordance with Section 4.3(a) hereof; and

(z)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the State of Nevada. The Warrant Certificate and these Terms and Conditions are governed by the laws of State of Nevada. The Holder irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

1.5 Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

2. ISSUE OF WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.2 Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Replacement of Lost or Damaged Warrant Certificate

(a)

In case any Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate, and the replacement Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and, in case of loss, destruction or theft, will furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Holder Not a Shareholder

The holding of the Warrant Certificate shall not constitute the Holder thereof a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3. NOTICE

3.1 Notice to Holder

Any notice required or permitted to be given to the Holder must be in writing and may be delivered in person, by overnight courier or by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Company to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (i) if by facsimile or other electronic communication, on successful transmission; or (ii) if deposited with an overnight courier or hand delivered, on delivery.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company must be in writing and may be delivered in person, by overnight courier or by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Company: (i) if by facsimile or other electronic communication, on successful transmission; or (ii) if deposited with an overnight courier or hand delivered, on delivery.

Notices to the Company shall be delivered to:

MNP Petroleum Corporation
Bahnhofstrasse 9, Postfach 155
CH – 6341 Baar
Switzerland
Attention: Heinz J. Scholz and Peter-Mark Vogel

with a copy (which shall not constitute notice) to:

Clark Wilson LLP
Barristers and Solicitors
900 – 885 West Georgia Street
Vancouver, BC
Canada V6C 3H1
Attn:	Ethan Minsky
Fax:	604.687.6314

4. EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

Following approval of the Shareholder Resolution at the Shareholder Meeting, the Holder shall purchase all of the Warrant Shares at the Exercise Price at the Exercise Time by providing the Company with the following documents:

(a)	a completed and executed subscription form, in the form attached as Appendix B hereto (the “Subscription Form”);

(b)	surrendering the Warrant Certificate, together with the executed Subscription Form, to the Company at the address set forth in Section 3.2; and

(c)

paying the Exercise Price, in immediately available U.S. funds, by wire transfer to the Company or its lawyers pursuant to wiring instructions that will be provided to the Holder not less than five (5) Business Days prior to the Exercise Date.

4.2 Effect of Exercise of Warrants

(a)

Following approval of the Shareholder Resolution at the Shareholder Meeting, at the Exercise Time and upon receipt by the Company of the duly executed Subscription Form and the Exercise Price, the Warrant Shares so subscribed for will be deemed to have been allotted and issued as fully paid and non-assessable Common Shares and the Holder will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.

(b)

As promptly as practicable after the Exercise Time and, in any event, within ten (10) Business Days after the Exercise Date, the Company shall forthwith cause to be delivered to the Holder a certificate for the Warrant Shares.

4.3 Warrants for Fractions of Warrant Shares

(a)

The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of these Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 4.3, be issuable upon exercise of these Warrants, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

4.4 Adjustment of Exercise Price and Number of Warrant Shares

(a)

If at any time or from time to time while the Warrants are still outstanding, the Company shall effect a subdivision or consolidation of the issued and outstanding Shares, the Exercise Price in effect immediately before the subdivision shall be proportionately decreased, and, conversely, the Exercise Price in effect immediately before a consolidation shall be proportionately increased. Any adjustment under this Section 4.4(a) shall become effective at the close of business on the date the subdivision or consolidation becomes effective.

(b)

If at any time while the Warrants are outstanding, (i) the Company effects any merger or combination of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Shares are permitted to tender or exchange their Shares for other securities, cash or property, or (iv) the Company effects any reclassification or recapitalization of the Shares or any compulsory share exchange pursuant to which the Shares are effectively converted into or exchanged for other securities, cash or property (other than a subdivision, consolidation or dividend provided for elsewhere in this Section 4.4) (in any such case, a “Fundamental Change”), then, upon any subsequent exercise of the Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of such Warrant Share (the “Alternate Consideration”). If holders of Shares are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of the Warrants following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing entity, as the case may be, shall execute with the Holder a written agreement providing that:

	(i)	the Warrants shall thereafter entitle the Holder to purchase the Alternate Consideration; and

(ii)

in the case of any such successor or purchasing entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such successor or purchasing entity shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under the Warrants and the Private Placement Agreement.

(c)

If, in the case of any Fundamental Change, the Alternate Consideration includes shares, other securities, other property or assets of an entity other than the Company or any such successor or purchasing entity, as the case may be, then such written agreement shall also be executed by such other entity and shall contain such additional provisions to protect the interests of the Holder as the board of directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Change shall issue to the Holder a new Warrant Certificate consistent with the foregoing provisions and evidencing the Holder’s right to exercise the Warrants for Alternate Consideration. Any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4.4 and insuring that the Warrants (or any other replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.

4.5 Limitation on Exercise

Notwithstanding anything else contained herein to the contrary, until the Company has obtained Shareholder Approval, the number of Common Shares that may be acquired by the Holder upon the exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance) the total number of Common Shares then beneficially owned by the Holder and its Affiliates and any other Persons whose beneficial ownership of Common Shares would be aggregated with the Holder's by the Exchange, does not exceed 19.9% of the total number of issued and outstanding Common Shares including for such purpose the Warrant Shares issuable upon exercise of the Warrants.

5. RESERVATION OF WARRANT SHARES

The Company covenants with the Holder that so long as this Warrant remains outstanding it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling the Company to satisfy its obligations to issue Warrant Shares upon the exercise of the Warrants, and all Warrants shall, when countersigned and registered as provided herein, be valid and enforceable against the Company.

6. WAIVER OF CERTAIN RIGHTS

The Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Company for the issue of Warrant Shares pursuant to the exercise of any Warrant, or on any covenant, agreement, representation or warranty by the Company herein contained or contained in the Warrant Certificate.

7. MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time, the Company may, subject to the provisions herein and acting reasonably and in good faith, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

8. TIME OF ESSENCE

Time will be of the essence hereof.

9. SUCCESSORS

This Warrant Certificate will enure to the benefit of and be binding upon the Holder and the Company and its successors.

10. WARRANTS NOT TRANSFERABLE

This Warrant Certificate is not transferable.

APPENDIX B

SUBSCRIPTION FORM

TO:	MNP PETROLEUM CORPORATION
Bahnhofstrasse 9, Postfach 155
CH-6341 Baar
Switzerland
Attention: Chief Financial Officer

The undersigned Holder of the within Warrant Certificate hereby subscribes for 5,771,130 common shares (the “Shares”) of MNP PETROLEUM CORPORATION (the “Company) pursuant to the within Warrant Certificate at $0.15 per Share on and subject to the Terms and Conditions of the within Warrant Certificate (the “Warrant Terms”). This subscription is accompanied by payment of the purchase price of the Shares by way of a wire transfer pursuant to instructions that have been provided by the Company. The Holder represents that this subscription will not violate the terms of Section 4.5 of the Warrant Terms, and that the undersigned holder (i) at the time of exercise of the Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), (iii) is not exercising the Warrants on behalf of a "U.S. person"; and (iv) did not execute or deliver this subscription form in the United States.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES
Stichting VB Vagobel	Utrechseweg 323, 3818 EK,	5,771,130
	Amersfoort, The Netherlands

	TOTAL:	5,771,130

(Please print full name in which share certificates are to be issued).

DATED this _____day of ______________________, 20___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE APRIL 20, 2015.

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

The Warrant Certificate and the Subscription Form must be delivered by hand or by courier.

SCHEDULE B-3
FORM OF INTEREST WARRANT

See attached.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE.

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED IN REGULATION S UNDER THE 1933 ACT.

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE <>, 2015. [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE DATE THE WARRANT IS ISSUED]

WARRANT CERTIFICATE

MNP PETROLEUM CORPORATION.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID AT THE TIME OF EXPIRY
(AS DEFINED HEREIN).

Warrant Certificate No.: <>/<>/15.1	Right to Purchase 7,142,857 Common Shares
Number of Warrants: 7,142,857

This is to certify that, for value received, STICHTING VB VAGOBEL, of Utrechseweg 323, 3818 EK Amersfoort, The Neterlands, is the registered holder of 7,142,857 common share purchase warrants (each, a “Warrant” and collectively, the “Warrants”), subject to adjustment as provided in the Terms and Conditions (as hereinafter defined), of MNP PETROLEUM CORPORATION (the “Company”). Each Warrant provides that the Holder, at the Exercise Time and upon and subject to the Terms and Conditions, will acquire from the Company one fully paid and non-assessable Warrant Share at the Exercise Price.

ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE WARRANT SHARE. THIS CERTIFICATE REPRESENTS 7,142,857 WARRANTS.

These Warrants are issued subject to the Terms and Conditions, which are attached to this certificate or any replacement certificate (in either case the “Warrant Certificate”) as Appendix “A” (the “Terms and Conditions”) and subject further to the terms of the Private Placement Agreement, the First Debenture and the Second Debenture (as those terms are defined in the Terms and Conditions). Capitalized terms used in this Certificate and not otherwise defined have the meanings given to them in the Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith.

Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Time of Expiry and from and after such time, these Warrants and all rights under this Warrant Certificate will be void and of no value.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed.

DATED at Baar, Switzerland, this <> day of <>, 2015.

MNP PETROLEUM CORPORATION

Per:
Authorized Signatory

APPENDIX “A”

TERMS AND CONDITIONS

TERMS AND CONDITIONS dated <>, 2015 (the “Terms and Conditions”), attached to Warrant Certificate No. <>/<>/15.1 issued by MNP Petroleum Corporation.

1. INTERPRETATION

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)

“1933 Act” means the United States Securities Act of 1933, as amended, and all rules, regulations, orders, notices and policy statements thereunder, as amended from time to time, and any successor legislation.

(b)

“Affiliate” or “affiliate” has the meaning attributed to it in Rule 405 promulgated by the Securities and Exchange Commission pursuant to the 1933 Act and means, unless otherwise specified, a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

(c)

“Business Day” means any day, other than a Saturday or Sunday, or a day on which banking institutions in Baar, Switzerland or Amersfoort, the Netherlands are authorized or required by law or other government action to close;

(d)

"Common Shares" means the class of common shares which the Corporation is authorized to issue as at the close of business on the Effective Date; provided that in the event of any adjustment pursuant to the provisions of Section 4.3(a) hereof, "Common Shares" shall thereafter mean the shares or other securities or property resulting from such adjustment;

(a)

“Company” means MNP Petroleum Corporation until a successor corporation will have become such as a result of consolidation, amalgamation or merger of the Company with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation, and, thereafter, “Company” will mean such successor corporation;

(b)

"Director" means a director of the Company for the time being, and, unless otherwise specified herein, reference to "action by the Directors" means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company;

(c)	"Effective Date" means the date the Warrants are issued;

(d)	“Exchange” means the TSX Venture Exchange operated by TMX Group Limited;

(e)	“Exercise Price” means $0.70 per Warrant Share, subject to adjustment as provided in Section 4.3(a) hereof;

(f)	“Expiry Date” means the Maturity Date of the Second Debenture (as that term is defined in the Second Debenture);

(g)	“First Debenture” means the Convertible Debenture issued to the Holder by the Company on the First Debenture Date, pursuant to the Private Placement Agreement;

(h)	“First Debenture Date” means the fifth Business Day following the Shareholder Approval Date;

(i)	“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time;

(j)	“Holder” means Stichting VB Vagobel;

(k)	“Interest Date” has the meaning attributed in each of the First Debenture and the Second Debenture;

(l)	“Interest Payment Date” has the meaning attributed in each of the First Debenture and the Second Debenture;

(m)

“person” and “Person” means a natural person, corporation, limited liability corporation, unlimited liability corporation, joint stock corporation, partnership, limited partnership, limited liability partnership, trust, trustee, any unincorporated organization, joint venture or any other entity;

(n)

“Private Placement Agreement” means the Private Placement Agreement dated November 29, 2014, between the Company and the Holder pursuant to which, among other things, the Company agreed to issue the Interest Warrants and other securities;

(o)	“Second Debenture” means the Convertible Debenture issued to the Holder by the Company on the Second Debenture Date, pursuant to the Private Placement Agreement;

(p)	“Second Debenture Date” means the date that is four months after the Shareholder Approval Date;

(q)	“Section” followed by a number refers to the specified Section of these Terms and Conditions;

(r)	“Shareholder Approval Date” has the meaning attributed to it in the Private Placement Agreement;

(s)	“Shares” means the common shares in the capital of the Company as constituted at the date hereof and any Shares resulting from any subdivision or consolidation of the Shares;

(t)	“Time of Expiry” means 5:00 pm (in Baar, Switzerland) on the Expiry Date;

(u)

"Trading Day" with respect to a stock exchange means a day on which such stock exchange is open for business and with respect to the over-the-counter market means a day on which shares may be traded through the facilities of such over-the-counter market;

(v)	“Transfer” includes:

(i)

any direct or indirect sale, exchange, assignment, gift, bequest, disposition, mortgage, charge, pledge, encumbrance, grant of a security interest or other arrangement by which possession, legal title or beneficial ownership passes from one person to another, or to the same person in a different capacity; or

(ii) any disposition by way of option, right or privilege capable of becoming an agreement or option,

whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing, and the words “Transferred”, “Transferring” and similar words have corresponding meanings;

(w)	“Vested Shares” has the meaning attributed in Section 4.1 hereof;

(x)	“Warrant Certificate” means the Warrant Certificate attached to these Terms and Conditions;

(y)

“Warrant” means one of the warrants issued hereunder and “Warrants” means all of the warrants issued hereunder, each one of which provides that the Holder will purchase one Common Share for an exercise price of $0.70 at the Exercise Time, subject to adjustment in accordance with Section 4.3(a) hereof; and

(z)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the State of Nevada. The Warrant Certificate and these Terms and Conditions are governed by the laws of State of Nevada. The Holder irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

1.5 Currency

Unless otherwise provided, all dollar amounts referred to in the Warrant Certificate and these Terms and Conditions are in lawful money of the United States of America.

2. ISSUE OF WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase Shares.

2.2 Warrants to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase Shares from time to time issued or granted by the Company will rank pari passu, whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Replacement of Lost or Damaged Warrant Certificate

(a)

In case any Warrant Certificate becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for, in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of, and in substitution for, such lost, destroyed or stolen Warrant Certificate, and the replacement Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other warrants issued or to be issued by the Company.

(b)

The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and, in case of loss, destruction or theft, will furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion. Such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Holder Not a Shareholder

The holding of the Warrant Certificate shall not constitute the Holder thereof a shareholder of the Company, nor entitle it to any right or interest in respect thereof except as expressly provided in the Warrant Certificate.

3. NOTICE

3.1 Notice to Holder

Any notice required or permitted to be given to the Holder must be in writing and may be delivered in person, by overnight courier or by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Warrant Certificate or to such other address as the Holder may specify by notice in writing to the Company to the address set forth in Section 3.2, and any such notice will be deemed to have been given and received by the Holder: (i) if by facsimile or other electronic communication, on successful transmission; or (ii) if deposited with an overnight courier or hand delivered, on delivery.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company must be in writing and may be delivered in person, by overnight courier or by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder to the address of the Holder appearing on the Warrant Certificate, and any such notice will be deemed to have been given and received by the Company: (i) if by facsimile or other electronic communication, on successful transmission; or (ii) if deposited with an overnight courier or hand delivered, on delivery.

Notices to the Company shall be delivered to:

MNP Petroleum Corporation
Bahnhofstrasse 9, Postfach 155
CH – 6341 Baar
Switzerland
Attention: Heinz J. Scholz and Peter-Mark Vogel

with a copy (which shall not constitute notice) to:

Clark Wilson LLP
Barristers and Solicitors
900 – 885 West Georgia Street
Vancouver, BC
Canada V6C 3H1
Attn:	Ethan Minsky
Fax:	604.687.6314

4. EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

The right to purchase Warrant Shares at the Exercise Price shall vest in installments on each Interest Date. Each such installment shall consist of such number of Warrant Shares (hereinafter “Vested Shares”) as is determined pursuant to Section 3.2 of the First Debenture and the Second Debenture, respectively. Within ten (10) calendar days following each Interest Payment Date, the Holder shall provide to the Company:

(a)	a completed and executed subscription form, in the form attached as Appendix B hereto (the “Subscription Form”) for the Vested Shares; and

(b)

payment of the Exercise Price for the Vested Shares, in immediately available U.S. funds, by wire transfer to the Company or its lawyers pursuant to wiring instructions that will be provided to the Holder not less than five (5) Business Days prior to such Interest Payment Date.

4.2 Effect of Exercise of Warrants

(a)

Upon receipt by the Company of the duly executed Subscription Form and the Exercise Price, the Warrant Shares so subscribed for will be deemed to have been allotted and issued as fully paid and non-assessable Common Shares and the Holder will be deemed to have become the holder (or holders) of record of such Warrant Shares on such date.

(b)

As promptly as practicable after receipt of the Subscription Form and payment of the Exercise Price and, in any event, not less than twenty calendar days thereafter, the Company shall forthwith cause to be delivered to the Holder a certificate for the Vested Shares.

4.3 Warrants for Fractions of Warrant Shares

(a)

The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of these Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 4.3, be issuable upon exercise of these Warrants, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

4.4 Adjustment of Exercise Price and Number of Warrant Shares

(a)

If at any time or from time to time while the Warrants are still outstanding, the Company shall effect a subdivision or consolidation of the issued and outstanding Shares, the Exercise Price in effect immediately before the subdivision shall be proportionately decreased, and, conversely, the Exercise Price in effect immediately before a consolidation shall be proportionately increased. Any adjustment under this Section 4.4(a) shall become effective at the close of business on the date the subdivision or consolidation becomes effective.

(b)

If at any time while the Warrants are outstanding, (i) the Company effects any merger or combination of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Shares are permitted to tender or exchange their Shares for other securities, cash or property, or (iv) the Company effects any reclassification or recapitalization of the Shares or any compulsory share exchange pursuant to which the Shares are effectively converted into or exchanged for other securities, cash or property (other than a subdivision, consolidation or dividend provided for elsewhere in this Section 4.4) (in any such case, a “Fundamental Change”), then, upon any subsequent exercise of the Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of such Warrant Share (the “Alternate Consideration”). If holders of Shares are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of the Warrants following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing entity, as the case may be, shall execute with the Holder a written agreement providing that:

	(i)	the Warrants shall thereafter entitle the Holder to purchase the Alternate Consideration; and

(ii)

in the case of any such successor or purchasing entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such successor or purchasing entity shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under the Warrants and the Private Placement Agreement.

(c)

If, in the case of any Fundamental Change, the Alternate Consideration includes shares, other securities, other property or assets of an entity other than the Company or any such successor or purchasing entity, as the case may be, then such written agreement shall also be executed by such other entity and shall contain such additional provisions to protect the interests of the Holder as the board of directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Change shall issue to the Holder a new Warrant Certificate consistent with the foregoing provisions and evidencing the Holder’s right to exercise the Warrants for Alternate Consideration. Any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4.4 and insuring that the Warrants (or any other replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.

5. RESERVATION OF WARRANT SHARES

The Company covenants with the Holder that so long as this Warrant remains outstanding it will reserve and keep available a sufficient number of Common Shares for the purpose of enabling the Company to satisfy its obligations to issue Warrant Shares upon the exercise of the Warrants, and all Warrants shall, when countersigned and registered as provided herein, be valid and enforceable against the Company.

6. WAIVER OF CERTAIN RIGHTS

The Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Company for the issue of Warrant Shares pursuant to the exercise of any Warrant, or on any covenant, agreement, representation or warranty by the Company herein contained or contained in the Warrant Certificate.

7. MODIFICATION OF TERMS AND CONDITIONS FOR CERTAIN PURPOSES

From time to time, the Company may, subject to the provisions herein and acting reasonably and in good faith, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

8. TIME OF ESSENCE

Time will be of the essence hereof.

9. SUCCESSORS

This Warrant Certificate will enure to the benefit of and be binding upon the Holder and the Company and its successors.

10. WARRANTS NOT TRANSFERABLE

This Warrant Certificate is not transferable.

APPENDIX B

SUBSCRIPTION FORM

TO:	MNP PETROLEUM CORPORATION
Bahnhofstrasse 9, Postfach 155
CH-6341 Baar
Switzerland
Attention: Chief Financial Officer

The undersigned Holder of the within Warrant Certificate hereby subscribes for ____________ common shares (the “Shares”) of MNP PETROLEUM CORPORATION (the “Company) pursuant to the within Warrant Certificate at $0.70 per Share on and subject to the Terms and Conditions of the within Warrant Certificate (the “Warrant Terms”). This subscription is accompanied by payment of the purchase price of the Shares by way of a wire transfer pursuant to instructions that have been provided by the Company. The Holder represents that it (i) at the time of exercise of the Warrants is not in the United States; (ii) is not a "U.S. person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), (iii) is not exercising the Warrants on behalf of a "U.S. person"; and (iv) did not execute or deliver this subscription form in the United States.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES
Stichting VB Vagobel	Utrechseweg 323, 3818 EK,
Amersfoort, The Neterlands

TOTAL:

(Please print full name in which share certificates are to be issued).

DATED this _____day of ______________________, 20___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

LEGENDS

The certificates representing the Shares acquired on the exercise of the Warrants will bear the following legends, if and as applicable:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE <>, 2015. [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE DATE THE WARRANT IS ISSUED]

INSTRUCTIONS FOR SUBSCRIPTION FORM

The signature to the Subscription Form must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

The Warrant Certificate and the Subscription Form must be delivered by hand or by courier.

SCHEDULE B-4
FORM OF FIRST DEBENTURE

See attached.

“THIS CONVERTIBLE DEBENTURE IS NOT TRANSFERABLE.”

THE SECURITY REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NEITHER THE SECURITY REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS AND UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE SHALL NOT TRADE SUCH SECURITIES BEFORE <>, 2015. [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE DATE THE DEBENTURE IS ISSUED]

Issue Date: <>, 2015

Conversion Price (subject to adjustment as contemplated herein): US$0.70 per Conversion Share

UNSECURED NON-TRANSFERABLE CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, MNP PETROLEUM CORPORATION (the “Company”) promises to pay to STICHTING VB VAGOBEL (the “Holder”), the Principal (as defined below) of TWENTY-FIVE MILLION AND/00 Dollars ($25,000,000) in lawful currency of the United States on or before the fifth anniversary of the Issue Date (the “Maturity Date”), subject to the terms and conditions hereof and to pay interest ("Interest") on any outstanding Principal at the applicable Interest Rate (as defined below) from the Issue Date until the same becomes due and payable, whether upon the Maturity Date, or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof.

This Debenture is subject to the following additional terms and conditions:

1.	Definitions

1.1

For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Private Placement Agreement (as defined herein), and (ii) the following terms shall have the following meanings:

(a)

“Business Day” means any day, other than a Saturday or Sunday, or a day on which banking institutions in Baar, Switzerland or Amersfoort, the Netherlands are authorized or required by law or other government action to close;

(b)	“Cash Interest” means one third of the Interest payable on any Interest Payment Date, which shall be paid or payable in cash;

(c)	“Common Shares” means common shares in the capital of the Company and shares of any other class into which Common Shares may hereafter be reclassified or changed;

(d)	“Conversion Date” has the meaning set forth in Section 4.3 hereof;

(e)	“Conversion Price” means $0.70;

(f)	“Conversion Shares” means the Shares to be issued upon conversion, from time-to-time, of any portion of the Principal;

(g)	“Debenture” means this unsecured non-transferable convertible debenture and all of the terms and conditions pursuant to which it is issued;

(h)	“Exchange” means the TSX Venture Exchange;

(i)	“Exchange Policy 1.1” means Policy 1.1 – Interpretation of the Exchange;

(j)	“Interest Date” means each anniversary of the Issue Date during the Term, and includes the Maturity Date;

(k)	“Interest Payment Date” means the date that is 30 calendar days after each Interest Date;

(l)	“Interest Rate” means three percent (3%) per annum;

(m)	“Interest Shares” means Shares issued pursuant to exercise of the Interest Warrant in order to pay Interest;

(n)	“Interest Warrant” means the Common Share Purchase Warrant issued on <>, 2015 pursuant to which Interest Shares may be issued from time-to-time;

(o)	“Issue Date” means <>, 2015;

(p)	“Maturity Date” has the meaning attributed to it on the first page of this Convertible Debenture;

(q)	“Person” means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof;

(r)	“Principal” means the amount of Principal as may be due and owing by the Company to the Holder from time to time under the Debenture;

(s)

“Private Placement Agreement” means the Private Placement Agreement dated November 29, 2014, between the Company and the Holder pursuant to which the Holder agreed to purchase the Debenture and other securities;

(t)	“Shares” means Common Shares;

(u)

“Trading Day” means a day on which the Shares are traded on the Exchange or other trading market on which the Shares are then listed or quoted, provided that, in the event that the Shares are not listed or quoted, then Trading Day shall mean a Business Day;

(v)	“U.S. Currency” means the lawful currency of the United States of America;

1.2	Unless otherwise provided, all dollar amounts referred to in the Debenture are in U.S. Currency.

2.	Private Placement Agreement

2.1

This Debenture has been issued pursuant to the Private Placement Agreement, is subject in all respects to the terms of the Private Placement Agreement, and incorporates the terms of the Private Placement Agreement to the extent that they do not conflict with the terms of the Debenture. To the extent of any such conflict, the terms of this Debenture shall prevail and be paramount. No right, title or interest of the Holder in this Debenture may be transferred or assigned without the prior written consent of the Company, which the Company may grant or withhold in its sole and absolute discretion.

3.	Interest

3.1

Interest on outstanding Principal shall accrue at the Interest Rate beginning on the Issue Date, shall be computed on the basis of a 360-day year and twelve 30-day months, and shall be payable annually on each Interest Payment Date. One-third of the Interest due on any Interest Payment Date shall be paid in the form of Cash Interest and two-thirds shall be paid in the form of Interest Shares pursuant to exercise of the Interest Warrant.

3.2

Interest Shares shall be issued through exercise of the Interest Warrant. The number of Interest Shares to be issued upon exercise of the Interest Warrant shall be determined by dividing the amount of Interest accrued and unpaid on each Interest Date by the Interest Warrant Exercise Price of $0.70.

4.	Conversion

4.1

The Company shall pay all or any part of the Principal due under the Debenture at any time on or before the Maturity Date, without penalty or prepayment premium, by way of conversions pursuant to the provision of this Section 4. Conversions prior to the Maturity Date shall be at the option of the Holder, subject to the terms of this Debenture. All Principal that remains outstanding on the Maturity Date shall be automatically converted on the Maturity Date.

4.2

At any time and from time-to-time after the Issue Date and until the Maturity Date, the Holder shall be entitled to convert some or all of the outstanding Principal into Conversion Shares at the Conversion Price. In order to effect such a conversion, the Holder shall deliver to the Company an executed Conversion Notice in the form attached hereto as Appendix “A” (each a “Conversion Notice”). A Conversion Notice received by the Company after 4:00 p.m. (in Baar, Switzerland) on any Business Day, or at any time on any day that is not a Business Day, shall be deemed to have been received by the Company on the following Business Day. No Conversion Notice shall be required for the automatic conversion of Principal that is outstanding on the Maturity Date.

4.3

The Company shall effect conversions within five (5) Business Days after receipt of any Conversion Notice or the Maturity Date, as applicable. The Holder shall not be required to physically surrender the Debenture to the Company unless and until the entire Principal has been converted in the manner specified in this Section 4.3.

4.4

Any conversions hereunder shall have the effect of reducing the outstanding Principal in an amount equal to the amount of Principal being converted. The Company shall maintain records showing all Principal converted, the date of such conversions and the outstanding balance of the Principal remaining.

4.5

The Holder, by acceptance of the Debenture, acknowledges and agrees that, following each conversion of any portion of Principal, the unpaid and unconverted Principal will be decreased by the dollar amount of the product of the number of Conversion Shares issued upon conversion and the Conversion Price.

4.6

Not later than ten (10) Business Days after any Conversion Date, the Company will deliver to the Holder certificates representing the number of Conversion Shares being issued, which certificates shall bear such restrictive legends and trading restrictions as are required by applicable law, the Private Placement Agreement and by the Exchange.

4.7

If at any time or from time to time while any Principal is still outstanding, the Company shall effect a subdivision or consolidation of the issued and outstanding Shares, the Conversion Price in effect immediately before the subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a consolidation shall be proportionately increased. Any adjustment under this Section 4.7 shall become effective at the close of business on the date the subdivision or consolidation becomes effective.

4.8

If at any time while the Debenture is outstanding, (i) the Company effects any merger or combination of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Shares are permitted to tender or exchange their Shares for other securities, cash or property, or (iv) the Company effects any reclassification or recapitalization of the Shares or any compulsory share exchange pursuant to which the Shares are effectively converted into or exchanged for other securities, cash or property (other than a subdivision, consolidation or dividend provided for elsewhere in this Section 5) (in any such case, a “Fundamental Change”), then, upon any subsequent conversion of the Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one Conversion Share (the “Alternate Consideration”). If holders of Shares are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Debenture following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing entity, as the case may be, shall execute with the Holder a written agreement providing that:

	(a)	the Debenture shall thereafter entitle the Holder to purchase the Alternate Consideration; and

(b)

in the case of any such successor or purchasing entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such successor or purchasing entity shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under the Debenture and the Private Placement Agreement.

4.9

If, in the case of any Fundamental Change, the Alternate Consideration includes shares, other securities, other property or assets of an entity other than the Company or any such successor or purchasing entity, as the case may be, then such written agreement shall also be executed by such other entity and shall contain such additional provisions to protect the interests of the Holder as the board of directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Change shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder’s right to convert such new debenture into Alternate Consideration. Any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4 and insuring that the Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.

4.10

The Company covenants that it will at all times keep available out of its authorized and unissued Shares, a number of Shares that is sufficient for the purpose of issuance upon conversion of all or any part of the Principal then outstanding and upon exercise of the Interest Warrant. The Company covenants that all Shares that shall be so issuable shall, upon issue, be duly and validly authorized and issued as fully paid and non-assessable.

4.11

No fractional Shares shall be issued upon conversion of all or any part of the Principal under the Debenture. All Shares (including fractions thereof) issuable upon conversion of all or any part of the Principal shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fraction of a Share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fraction of a Share, the Company shall, in lieu of issuing any fraction of a Share, pay cash equal to the product of such fraction multiplied by the fair market value per Share on the date of the conversion (as reported by the Exchange or any other national securities exchange on which the Shares are then listed for trading, or if none, the most recently reported “over the counter” trade price or if none, as determined in good faith by the board of directors of the Company).

4.12

In each case of an adjustment or readjustment of the Conversion Price for the number of Conversion Shares issuable upon conversion of all or any part of the Principal then outstanding under the Debenture, the Company, at its own expense, shall cause its Chief Financial Officer or other officer as directed by the board of directors of the Company to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall deliver such certificate to the Holder. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

5.	Events of Default

5.1	The occurrence of any of the following shall constitute an “Event of Default” under the Debenture:

(a)

the Company not complying with the payment and conversion proceedings and obligations set forth in Sections 3 and 4 of this Debenture and/or failing to pay any Principal on the due date hereunder and such failure continuing for ten (10) Business Days after written notice thereof is delivered to the Company;

(b)

the Company failing to observe or perform any other covenant or agreement contained in the Debenture or the Private Placement Agreement which failure is not cured, if possible to cure, within thirty (30) calendar days after notice of such default is sent by the Holder to the Company;

(c)

the Company (i) applying for or consenting to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) being unable, or admitting in writing its inability, to pay its debts generally as they mature or become due, (iii) making a general assignment for the benefit of its or any of its creditors or making a proposal or otherwise taking advantage of any provisions for relief under any bankruptcy legislation in any jurisdiction, (iv) being dissolved or liquidated in full or in part, (v) commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consenting to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) taking any action for the purpose of effecting any of the foregoing; and

(d)

proceedings for the appointment of a receiver, manager or receiver-manager, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect being commenced and an order for relief entered or such proceeding is not dismissed or discharged within thirty (30) days of commencement.

5.2

Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in subsection 5.1(c) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest, notice of dishonour or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. The Company hereby waives: (a) marshaling of assets and liabilities; (b) sale in inverse order of alienation; (c) notice of acceptance; and (d) all rights the Company may have under any applicable suretyship law. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

6.	Notices

6.1

Any notice required or permitted to be given to the Company or the Holder will be in writing and may be delivered by courier, by hand or given by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the party set forth below or such other address as such party may specify by notice in writing to the other party, and any such notice will be deemed to have been given and received by the party to whom it was addressed if by facsimile or other electronic communication, on the date sent, or, if delivered, on delivery:

To the Holder at:

Utrechseweg 323, 3818 EK
Amersfoort, The Neterlands
Attention:	Dr. Victor E. Bletterman
Chairman of the Board
Telephone:	+31334614900
email:	bureau@bletint.nl:vbvagobel@gmail.com

With a copy, which shall not constitute notice, to:

Mr. G. L. Bhikha
40 Bath Avenue, Corner of Arnold, Rosebank
Johannesburg 2196
Republic of South Africa
Telephone:	+27 (011) 250 6900
email:	bhika@icon.co.za

To the Company at:

Bahnhofstrasse 9, Postfach 155
CH – 6341 Baar
Switzerland
Attention:	Heinz J. Scholz and Peter-Mark Vogel
Telephone:	+41 44 718 1030
email:	hjs@mnppetroleum.com
mvogel@mnppetroleum.com

With a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
900-885 West Georgia Street
Vancouver, BC V6C 3H1
Attention:	Ethan P. Minsky
Telephone:	604 643-3151
email:	epm@cwilson.com

7.	Exchange or Replacement of Debenture

7.1

The Holder may, at its option, in person or by duly authorized attorney-in-fact, surrender the Debenture for exchange at the principal business office of the Company and receive in exchange therefor a new Debenture in the same Principal amount as the unpaid Principal balance of the Debenture, such new Debenture to be dated as of the date of the Debenture and to be in such Principal amount as remains unpaid and payable at the time it is issued.

7.2

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of the Debenture and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of the Debenture, if mutilated, the Company will deliver a new Debenture of like tenor in lieu of the Debenture. Any Debenture delivered in accordance with the provisions of this Section 7.2 shall be dated as of the date of the Debenture.

8.	Settling Disputes; Governing Law

8.1

If any dispute, claim, question or difference arises with respect to this Debenture or its performance, enforcement, breach, termination or validity (a “Dispute”), the Company and the Holder will use their reasonable efforts to attempt to settle the Dispute.

8.2

Except as is expressly provided in this Debenture, if the Parties do not reach a solution pursuant to Section 8.1 within a period of 15 Business Days following the first notice of the Dispute by any party to the other, then upon written notice by any party to the other, the Dispute shall be finally settled by arbitration under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules. The arbitration shall take place in The Hague, Netherlands, unless the parties mutually agree to have the arbitration held elsewhere, and the arbitration proceedings will be conducted in English.

8.3

All questions concerning the construction, validity, enforcement and interpretation of the Debenture shall be governed by and construed and enforced in accordance with the laws of the province of British Columbia and the federal laws of Canada applicable therein, without regard to the principles of conflicts of law thereof.

9.	Waivers

9.1

The Company hereby waives presentment, demand for payment, notice of dishonour, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of the Debenture. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Holder and then only to the extent set forth therein.

10.	Amendments

10.1	Subject to the provisions of the Private Placement Agreement, the Debenture may not be amended without the express written consent of both the Company and the Holder.

11.	Severability

11.1

If any provision of the Debenture is invalid, illegal or unenforceable, the balance of the Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

12.	Next Business Day

12.1	Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

13.	Time of the Essence

13.1	Time will be of the essence of the Debenture.

IN WITNESS WHEREOF, the Company has caused the Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MNP PETROLEUM CORPORATION

Per:
Authorized Signatory

APPENDIX A

CONVERSION NOTICE

STICHTING VB VAGOBEL, a financial holding company formed pursuant to the laws of the Netherlands (the “Company”) hereby irrevocably elects to convert principal due under the Debenture issued by MNP PETROEUM CORPORATION on <>, 2015, into Conversion Shares according to the terms and conditions of the Debenture, as of the date written below. Capitalized terms used herein and not otherwise defined shall have the meanings set out in the Debenture.

Amount of Foreign Law Loan Payment
Received:

Conversion Date:

Conversion Price:	US$0.70

Aggregate amount of Principal to be
converted:	US$

Number of Conversion Shares
to be issued:

Balance of Principal unconverted:
US$
The Conversion Shares will be registered to:

Stichting VB Vagobel
Utrechseweg 323, 3818 EK
Amersfoort, The Neterlands

Signature of the Holder:

SCHEDULE B-5
FORM OF SECOND DEBENTURE

See attached.

“THIS CONVERTIBLE DEBENTURE IS NOT TRANSFERABLE.”

THE SECURITY REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NEITHER THE SECURITY REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS AND UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE SHALL NOT TRADE SUCH SECURITIES BEFORE <>, 2015. [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING THE DATE THE DEBENTURE IS ISSUED]

Issue Date: <>, 2015

Conversion Price (subject to adjustment as contemplated herein): US$0.70 per Conversion Share

UNSECURED NON-TRANSFERABLE CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, MNP PETROLEUM CORPORATION (the “Company”) promises to pay to STICHTING VB VAGOBEL (the “Holder”), the Principal (as defined below) of TWENTY-FIVE MILLION AND/00 Dollars ($25,000,000) in lawful currency of the United States on or before the fifth anniversary of the Issue Date (the “Maturity Date”), subject to the terms and conditions hereof and to pay interest ("Interest") on any outstanding Principal at the applicable Interest Rate (as defined below) from the Issue Date until the same becomes due and payable, whether upon the Maturity Date, or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof.

This Debenture is subject to the following additional terms and conditions:

1.	Definitions

1.1

For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Private Placement Agreement (as defined herein), and (ii) the following terms shall have the following meanings:

(a)

“Business Day” means any day, other than a Saturday or Sunday, or a day on which banking institutions in Baar, Switzerland or Amersfoort, the Netherlands are authorized or required by law or other government action to close;

(b)	“Cash Interest” means one third of the Interest payable on any Interest Payment Date, which shall be paid or payable in cash;

(c)	“Common Shares” means common shares in the capital of the Company and shares of any other class into which Common Shares may hereafter be reclassified or changed;

(d)	“Conversion Date” has the meaning set forth in Section 4.3 hereof;

(e)	“Conversion Price” means $0.70;

(f)	“Conversion Shares” means the Shares to be issued upon conversion, from time-to-time, of any portion of the Principal;

(g)	“Debenture” means this unsecured non-transferable convertible debenture and all of the terms and conditions pursuant to which it is issued;

(h)	“Exchange” means the TSX Venture Exchange;

(i)	“Exchange Policy 1.1” means Policy 1.1 – Interpretation of the Exchange;

(j)	“Interest Date” means each anniversary of the Issue Date during the Term, and includes the Maturity Date;

(k)	“Interest Payment Date” means the date that is 30 calendar days after each Interest Date;

(l)	“Interest Rate” means three percent (3%) per annum;

(m)	“Interest Shares” means Shares issued pursuant to exercise of the Interest Warrant in order to pay Interest;

(n)	“Interest Warrant” means the Common Share Purchase Warrant issued on the fifth Business Day following the Shareholder Approval Date pursuant to which Interest Shares may be issued from time-to-time;

(o)	“Issue Date” means <>, 2015; [INSERT THE DATE THAT IS FOUR MONTHS AFTER THE SHAREHOLDER APPROVAL DATE]

(p)	“Maturity Date” has the meaning attributed to it on the first page of this Convertible Debenture;

(q)	“Person” means a corporation, association, partnership, organization, business, individual, government or political subdivision thereof;

(r)	“Principal” means the amount of Principal as may be due and owing by the Company to the Holder from time to time under the Debenture;

(s)

“Private Placement Agreement” means the Private Placement Agreement dated November 29, 2014, between the Company and the Holder pursuant to which the Holder agreed to purchase the Debenture and other securities;

(t)	“Shares” means Common Shares;

(u)

“Trading Day” means a day on which the Shares are traded on the Exchange or other trading market on which the Shares are then listed or quoted, provided that, in the event that the Shares are not listed or quoted, then Trading Day shall mean a Business Day;

(v)	“U.S. Currency” means the lawful currency of the United States of America;

1.2	Unless otherwise provided, all dollar amounts referred to in the Debenture are in U.S. Currency.

2.	Private Placement Agreement

2.1

This Debenture has been issued pursuant to the Private Placement Agreement, is subject in all respects to the terms of the Private Placement Agreement, and incorporates the terms of the Private Placement Agreement to the extent that they do not conflict with the terms of the Debenture. To the extent of any such conflict, the terms of this Debenture shall prevail and be paramount. No right, title or interest of the Holder in this Debenture may be transferred or assigned without the prior written consent of the Company, which the Company may grant or withhold in its sole and absolute discretion.

3.	Interest

3.1

Interest on outstanding Principal shall accrue at the Interest Rate beginning on the Issue Date, shall be computed on the basis of a 360-day year and twelve 30-day months, and shall be payable annually on each Interest Payment Date. One-third of the Interest due on any Interest Payment Date shall be paid in the form of Cash Interest and two-thirds shall be paid in the form of Interest Shares pursuant to exercise of the Interest Warrant.

3.2

Interest Shares shall be issued through exercise of the Interest Warrant. The number of Interest Shares to be issued upon exercise of the Interest Warrant shall be determined by dividing the amount of Interest accrued and unpaid on each Interest Date by the Interest Warrant Exercise Price of $0.70.

4.	Conversion

4.1

The Company shall pay all or any part of the Principal due under the Debenture at any time on or before the Maturity Date, without penalty or prepayment premium, by way of conversions pursuant to the provision of this Section 4. Conversions prior to the Maturity Date shall be at the option of the Holder, subject to the terms of this Debenture. All Principal that remains outstanding on the Maturity Date shall be automatically converted on the Maturity Date.

4.2

At any time and from time-to-time after the Issue Date and until the Maturity Date, the Holder shall be entitled to convert some or all of the outstanding Principal into Conversion Shares at the Conversion Price. In order to effect such a conversion, the Holder shall deliver to the Company an executed Conversion Notice in the form attached hereto as Appendix “A” (each a “Conversion Notice”). A Conversion Notice received by the Company after 4:00 p.m. (in Baar, Switzerland) on any Business Day, or at any time on any day that is not a Business Day, shall be deemed to have been received by the Company on the following Business Day. No Conversion Notice shall be required for the automatic conversion of Principal that is outstanding on the Maturity Date.

4.3

The Company shall effect conversions within five (5) Business Days after receipt of any Conversion Notice or the Maturity Date, as applicable. The Holder shall not be required to physically surrender the Debenture to the Company unless and until the entire Principal has been converted in the manner specified in this Section 4.3.

4.4

Any conversions hereunder shall have the effect of reducing the outstanding Principal in an amount equal to the amount of Principal being converted. The Company shall maintain records showing all Principal converted, the date of such conversions and the outstanding balance of the Principal remaining.

4.5

The Holder, by acceptance of the Debenture, acknowledges and agrees that, following each conversion of any portion of Principal, the unpaid and unconverted Principal will be decreased by the dollar amount of the product of the number of Conversion Shares issued upon conversion and the Conversion Price.

4.6

Not later than ten (10) Business Days after any Conversion Date, the Company will deliver to the Holder certificates representing the number of Conversion Shares being issued, which certificates shall bear such restrictive legends and trading restrictions as are required by applicable law, the Private Placement Agreement and by the Exchange.

4.7

If at any time or from time to time while any Principal is still outstanding, the Company shall effect a subdivision or consolidation of the issued and outstanding Shares, the Conversion Price in effect immediately before the subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a consolidation shall be proportionately increased. Any adjustment under this Section 4.7 shall become effective at the close of business on the date the subdivision or consolidation becomes effective.

4.8

If at any time while the Debenture is outstanding, (i) the Company effects any merger or combination of the Company with or into another entity, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Shares are permitted to tender or exchange their Shares for other securities, cash or property, or (iv) the Company effects any reclassification or recapitalization of the Shares or any compulsory share exchange pursuant to which the Shares are effectively converted into or exchanged for other securities, cash or property (other than a subdivision, consolidation or dividend provided for elsewhere in this Section 5) (in any such case, a “Fundamental Change”), then, upon any subsequent conversion of the Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one Conversion Share (the “Alternate Consideration”). If holders of Shares are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the Debenture following such Fundamental Change. In the event of a Fundamental Change, the Company or the successor or purchasing entity, as the case may be, shall execute with the Holder a written agreement providing that:

	(a)	the Debenture shall thereafter entitle the Holder to purchase the Alternate Consideration; and

(b)

in the case of any such successor or purchasing entity, upon such consolidation, merger, statutory exchange, combination, sale or conveyance, such successor or purchasing entity shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under the Debenture and the Private Placement Agreement.

4.9

If, in the case of any Fundamental Change, the Alternate Consideration includes shares, other securities, other property or assets of an entity other than the Company or any such successor or purchasing entity, as the case may be, then such written agreement shall also be executed by such other entity and shall contain such additional provisions to protect the interests of the Holder as the board of directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder’s request, any successor to the Company or surviving entity in such Fundamental Change shall issue to the Holder a new debenture consistent with the foregoing provisions and evidencing the Holder’s right to convert such new debenture into Alternate Consideration. Any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4 and insuring that the Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.

4.10

The Company covenants that it will at all times keep available out of its authorized and unissued Shares, a number of Shares that is sufficient for the purpose of issuance upon conversion of all or any part of the Principal then outstanding and upon exercise of the Interest Warrant. The Company covenants that all Shares that shall be so issuable shall, upon issue, be duly and validly authorized and issued as fully paid and non-assessable.

4.11

No fractional Shares shall be issued upon conversion of all or any part of the Principal under the Debenture. All Shares (including fractions thereof) issuable upon conversion of all or any part of the Principal shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fraction of a Share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fraction of a Share, the Company shall, in lieu of issuing any fraction of a Share, pay cash equal to the product of such fraction multiplied by the fair market value per Share on the date of the conversion (as reported by the Exchange or any other national securities exchange on which the Shares are then listed for trading, or if none, the most recently reported “over the counter” trade price or if none, as determined in good faith by the board of directors of the Company).

4.12

In each case of an adjustment or readjustment of the Conversion Price for the number of Conversion Shares issuable upon conversion of all or any part of the Principal then outstanding under the Debenture, the Company, at its own expense, shall cause its Chief Financial Officer or other officer as directed by the board of directors of the Company to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall deliver such certificate to the Holder. The certificate shall set forth such adjustment or readjustment, showing in reasonable detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

5.	Events of Default

5.1	The occurrence of any of the following shall constitute an “Event of Default” under the Debenture:

(a)

the Company not complying with the payment and conversion proceedings and obligations set forth in Sections 3 and 4 of this Debenture and/or failing to pay any Principal on the due date hereunder and such failure continuing for ten (10) Business Days after written notice thereof is delivered to the Company;

(b)

the Company failing to observe or perform any other covenant or agreement contained in the Debenture or the Private Placement Agreement which failure is not cured, if possible to cure, within thirty (30) calendar days after notice of such default is sent by the Holder to the Company;

(c)

the Company (i) applying for or consenting to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) being unable, or admitting in writing its inability, to pay its debts generally as they mature or become due, (iii) making a general assignment for the benefit of its or any of its creditors or making a proposal or otherwise taking advantage of any provisions for relief under any bankruptcy legislation in any jurisdiction, (iv) being dissolved or liquidated in full or in part, (v) commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consenting to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) taking any action for the purpose of effecting any of the foregoing; and

(d)

proceedings for the appointment of a receiver, manager or receiver-manager, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect being commenced and an order for relief entered or such proceeding is not dismissed or discharged within thirty (30) days of commencement.

5.2

Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in subsection 5.1(c) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest, notice of dishonour or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. The Company hereby waives: (a) marshaling of assets and liabilities; (b) sale in inverse order of alienation; (c) notice of acceptance; and (d) all rights the Company may have under any applicable suretyship law. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

6.	Notices

6.1

Any notice required or permitted to be given to the Company or the Holder will be in writing and may be delivered by courier, by hand or given by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the party set forth below or such other address as such party may specify by notice in writing to the other party, and any such notice will be deemed to have been given and received by the party to whom it was addressed if by facsimile or other electronic communication, on the date sent, or, if delivered, on delivery:

To the Holder at:

Utrechseweg 323, 3818 EK
Amersfoort, The Neterlands
Attention:	Dr. Victor E. Bletterman
Chairman of the Board
Telephone:	+31334614900
email:	bureau@bletint.nl:vbvagobel@gmail.com

With a copy, which shall not constitute notice, to:

Mr. G. L. Bhikha
40 Bath Avenue, Corner of Arnold, Rosebank
Johannesburg 2196
Republic of South Africa
Telephone:	+27 (011) 250 6900
email:	bhika@icon.co.za

To the Company at:

Bahnhofstrasse 9, Postfach 155
CH – 6341 Baar
Switzerland
Attention:	Heinz J. Scholz and Peter-Mark Vogel
Telephone:	+41 44 718 1030
email:	hjs@mnppetroleum.com
mvogel@mnppetroleum.com

With a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
900-885 West Georgia Street
Vancouver, BC V6C 3H1
Attention:	Ethan P. Minsky
Telephone:	604 643-3151
email:	epm@cwilson.com

7.	Exchange or Replacement of Debenture

7.1

The Holder may, at its option, in person or by duly authorized attorney-in-fact, surrender the Debenture for exchange at the principal business office of the Company and receive in exchange therefor a new Debenture in the same Principal amount as the unpaid Principal balance of the Debenture, such new Debenture to be dated as of the date of the Debenture and to be in such Principal amount as remains unpaid and payable at the time it is issued.

7.2

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of the Debenture and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of the Debenture, if mutilated, the Company will deliver a new Debenture of like tenor in lieu of the Debenture. Any Debenture delivered in accordance with the provisions of this Section 7.2 shall be dated as of the date of the Debenture.

8.	Settling Disputes; Governing Law

8.1

If any dispute, claim, question or difference arises with respect to this Debenture or its performance, enforcement, breach, termination or validity (a “Dispute”), the Company and the Holder will use their reasonable efforts to attempt to settle the Dispute.

8.2

Except as is expressly provided in this Debenture, if the Parties do not reach a solution pursuant to Section 8.1 within a period of 15 Business Days following the first notice of the Dispute by any party to the other, then upon written notice by any party to the other, the Dispute shall be finally settled by arbitration under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules. The arbitration shall take place in The Hague, Netherlands, unless the parties mutually agree to have the arbitration held elsewhere, and the arbitration proceedings will be conducted in English.

8.3

All questions concerning the construction, validity, enforcement and interpretation of the Debenture shall be governed by and construed and enforced in accordance with the laws of the province of British Columbia and the federal laws of Canada applicable therein, without regard to the principles of conflicts of law thereof.

9.	Waivers

9.1

The Company hereby waives presentment, demand for payment, notice of dishonour, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of the Debenture. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Holder and then only to the extent set forth therein.

10.	Amendments

10.1	Subject to the provisions of the Private Placement Agreement, the Debenture may not be amended without the express written consent of both the Company and the Holder.

11.	Severability

11.1

If any provision of the Debenture is invalid, illegal or unenforceable, the balance of the Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

12.	Next Business Day

12.1	Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

13.	Time of the Essence

13.1	Time will be of the essence of the Debenture.

IN WITNESS WHEREOF, the Company has caused the Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

MNP PETROLEUM CORPORATION

Per:
Authorized Signatory

APPENDIX A

CONVERSION NOTICE

STICHTING VB VAGOBEL, a financial holding company formed pursuant to the laws of the Netherlands (the “Company”) hereby irrevocably elects to convert principal due under the Debenture issued by MNP PETROEUM CORPORATION on <>, 2015, into Conversion Shares according to the terms and conditions of the Debenture, as of the date written below. Capitalized terms used herein and not otherwise defined shall have the meanings set out in the Debenture. [Replace the bulleted date with the date of the Second Debenture, which is to be four months after the Shareholder Approval Date]

Amount of Foreign Law Loan Payment
Received:

Conversion Date:

Conversion Price:	US$0.70

Aggregate amount of Principal to be
converted:	US$

Number of Conversion Shares
to be issued:

Balance of Principal unconverted:	US$

The Conversion Shares will be registered to:

Stichting VB Vagobel
Utrechseweg 323, 3818 EK
Amersfoort, The Neterlands

Signature of the Holder:

SCHEDULE C
REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

Except as set forth in the Corporation Disclosure Letter:

Corporate Matters

1.

The Corporation is duly and validly incorporated, existing and in good standing under the Laws of the State of Nevada and has the corporate power to own and operate its property, carry on its business and enter into and perform its obligations under this Agreement.

2.	The execution, delivery and performance by the Corporation of this Agreement have been duly authorized by all necessary corporate action on the part of the Corporation.

3.	The execution, delivery and performance by the Corporation of this Agreement:

(a)

do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) constitute or result in a violation or breach of, or conflict with, or allow any Person to exercise any rights under, any of the terms or provisions of its constating documents or by-laws;

(b)

do not and will not (or would not with the giving of notice, the lapse of time or the happening or any other event or condition) constitute or result in a breach or violation of, or conflict with or allow any Person to exercise any rights under, any of the terms or provisions of any Contract, lease or instrument to which the Corporation is a party or pursuant to which any of its assets or property may be affected;

	(c)	do not and will not result in a breach of, or cause the termination or revocation of, any Authorization held by the Corporation or necessary to the operation of the Business; and

	(d)	do not and will not result in the violation of any Law, except where such violation would not reasonably be expected to result in a Material Adverse Effect on the Corporation.

4.

This Agreement has been duly executed and delivered by the Corporation and constitutes the legal, valid and binding agreement of the Corporation enforceable against it in accordance with its terms, subject to any limitation under applicable laws relating to (i) bankruptcy, winding-up, insolvency, arrangement, fraudulent preference and conveyance, assignment and preference and other laws of general application affecting the enforcement of creditors' rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

5.

Except for (i) the approval of the Shareholders of the Shareholder Resolution at the Shareholder Meeting; (ii) the approval of the Exchange, (iii) the filing of exempt distribution reports; and (iv) the approvals, if any, required by any Governmental Entity in the Netherlands, no filing with, notice to, or Authorization of, any Governmental Entity is required on the part of the Corporation as a condition to the lawful completion of the transactions contemplated by this Agreement.

6.

There is no requirement to obtain any consent, approval or waiver of a party under any Contract that the Corporation is a party to, to the completion of the transactions contemplated by this Agreement.

7.

The authorized capital of the Corporation consists of 600,000,000 Common Shares, each with a par value of $0.001. As at the date hereof (i) there are 172,592,292 Common Shares issued and outstanding, all of which are fully paid and non-assessable, (ii) 12,400,000 Corporation Options outstanding; and (iii) at the Effective Date, except for Corporation Option Shares issued after the date hereof and prior to the completion of any of the transactions contemplated in this Agreement, 172,592,292 Common Shares shall have been duly issued and shall be outstanding as fully paid and non-assessable.

8.

Except for the Purchaser’s rights under this Agreement and pursuant to Corporation Options, no Person has any written or oral agreement, option or warrant or any right or privilege (whether by Law, pre-emptive or contractual) capable of becoming such for the purchase or acquisition from the Corporation of any Common Shares or any securities convertible into Common Shares.

9.	The Securities, when issued in accordance with the provisions of this Agreement, shall be duly authorized.

10.

The Corporate Records are, in all material respects, complete and accurate and all corporate proceedings and actions reflected in the Corporate Records have been conducted or taken in compliance with all applicable Laws and with the articles and by-laws of the Corporation. Without limiting the generality of the foregoing (i) the minute books contain complete and accurate minutes of all meetings of the directors and shareholders held since incorporation; (ii) the minute books contain all resolutions passed by the directors and shareholders (and committees, if any) and all such resolutions were properly passed; and (iii) the registers of directors and officers are complete and accurate and all former and present directors and officers were properly elected or appointed, as the case may be

Securities Law Matters

11.	The Corporation has complied with Applicable Securities Laws in connection with the offer, sale and issuance of the Securities.

12.

The Corporation is currently in compliance with all Applicable Securities Laws and the rules and requirements of the Exchange, including without limitation the requirements to publicly disclose any material fact or material change as required pursuant thereto, except where failing to be in compliance would not reasonably be expected to result in a Material Adverse Effect on the Corporation.

Matters Relating to Assets

13.

The Corporation and its subsidiaries own all of the properties and assets that they purport to own, as reflected in the Public Record, including all the properties and assets reflected as being owned by the Corporation and its subsidiaries in their respective financial Books and Records, in each case free and clear of all Liens.

14.

No Person has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming such for the purchase or other acquisition from the Corporation of any of the Assets or any interest therein.

Litigation

15.

There is no claim, grievance, action, proceeding or investigation pending or, to the knowledge of the Corporation, threatened against or relating to the Corporation or any of its subsidiaries or affecting any of their properties or assets before any Governmental Entity that, if adversely determined, would reasonably be expected to result in a Material Adverse Change. To the knowledge of the Corporation, neither the Corporation, nor any of its subsidiaries is subject to any outstanding order, writ, injunction or decree that has had or is reasonably likely to result in a Material Adverse Change.

Title to Mineral Properties

16.

Each of the Corporation and its subsidiaries has good title (whether in fee simple or equivalent or by means of a lease or other arrangement (collectively, the “Corporation Mineral Rights”)), free and clear of any title defect, royalty or encumbrance, to its mineral projects. To the best of the knowledge of the Corporation, there are no conflicting mineral claims that could constitute a material defect in the Corporation’s or its subsidiaries’ title to any of the Corporation Mineral Rights. To the best of the knowledge of the Corporation, there are no pending or threatened, suits, claims, actions, proceedings or investigations of any nature affecting the Corporation Mineral Rights. Except as may have been disclosed in the Public Record, neither the Corporation, any subsidiary nor any other party has received notice from any Governmental Entity or any other Person of any proposal or intention to withdraw, revoke, amend or terminate any of the Corporation Mineral Rights or has any reason to believe that any such withdrawal, revocation, amendment or termination is pending or threatened or will occur in the future and all material obligations in respect of the Corporation Mineral Rights have been complied with at all times, and no action, claim, demand, dispute or liability in respect of the same is outstanding or, to the knowledge of the Corporation, threatened.

Compliance with Environmental Laws

17.

To the best of the knowledge of the Corporation, except as could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Corporation (i) each of the Corporation and its subsidiaries is not in violation of any applicable Law relating to pollution or occupational health and safety, the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including laws relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, information requests, claims, Liens, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Laws against the Corporation and its subsidiaries; and (iii) each of the Corporation and its subsidiaries is not the subject of any international, foreign, federal, provincial, municipal or private action, suit, litigation, grievance, arbitration proceeding, governmental proceeding, investigation or claim involving a demand for damages or other potential liability with respect to violations of Environmental Laws.

Financial Statements

18.

The Corporation’s audited consolidated financial statements for the year ending December 31, 2013 and its interim consolidated financial statements for the period ending June 30, 2014, both as filed in the Electronic Data Gathering, Analysis and Retrieval system (EDGAR), present a true and fair view of the consolidated assets, liabilities, shareholders’ equity, results of operations and cash-flows of the Corporation as of December 31, 2013 and as of June 30, 2014, respectively, under U.S. generally accepted accounting principles.

19.

Since June 30, 2014, no Material Adverse Change has occurred, and no material loss contingency has arisen for which a loss reserve should be established or increased under U.S. generally accepted accounting principles.

SCHEDULE D
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Corporate Matters

1.	The Purchaser is a corporation incorporated and existing under the laws of The Netherlands and has the corporate power and authority to enter into and perform its obligations under this Agreement.

2.	The execution and delivery of, and performance by the Purchaser of, this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser.

3.	The execution and delivery of, and performance by the Purchaser of, this Agreement do not and will not result in the violation of any Law.

4.

This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding agreement of the Purchaser, enforceable against it in accordance with its terms, subject only to any limitation under applicable laws relating to (i) bankruptcy, winding-up insolvency, arrangement, fraudulent preference and conveyance, assignment and preference and other similar laws of general application affecting creditors' rights, and (ii) the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

Securities Law Matters

5.	The Purchaser acknowledges that:

	(a)	the Securities are being offered on a “private placement” basis and are listed and quoted for trading on the facilities of the Exchange.

(b)

none of the Securities have been or will be registered under the 1933 Act or under any securities or “blue sky” laws of any state of the United States or any Province of Canada and, unless so registered, may not be offered or sold in the United States or Canada or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration or prospectus requirements of the 1933 Act and applicable Canadian securities Laws and in each case only in accordance with applicable state, provincial and foreign securities laws;

(c)	the Corporation has not undertaken to, and will have no obligation to, register any of the Securities under the 1933 Act or any other securities legislation;

(d)

the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation and such decision is based entirely upon a review of any public information which has been filed by the Corporation in the Public Record;

(e)

the Purchaser understands and agrees that the Corporation and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached at any time between the Effective Date and the Second Debenture Date, the Purchaser shall promptly notify the Corporation;

(f)	there are risks associated with the purchase of the Securities, some of which are more fully described in the Corporation’s periodic disclosure forming part of the Public Record;

(g)

the Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Corporation in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Corporation;

(h)

the books and records of the Corporation were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Purchaser and the Purchaser’s advisor(s);

6.

all of the information which the Purchaser has provided to the Corporation is correct and complete as of the Effective Date and if there should be any change in such information prior to the Second Debenture Date, the Purchaser will immediately provide the Corporation with such information;

7.

the Corporation is entitled to rely on the representations and warranties of the Purchaser contained in this Agreement and the Purchaser will hold harmless the Corporation from any loss or damage it may suffer as a result of the Purchaser’s failure to correctly complete this Agreement;

8.

the Purchaser has been advised to consult the Purchaser’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Corporation is not in any way responsible) for compliance with:

(b)	any applicable laws of the jurisdiction in which the Purchaser is resident in connection with the distribution to the Purchaser hereunder, and

(c)	applicable resale restrictions;

9.

The certificates representing the Initial Shares and any Common Shares issued pursuant to the exercise of either of the Initial Warrant, the Second Warrant or the Interest Warrant or the conversion of, prior to the expiration of the applicable hold period with respect to, the First Debenture or the Second Debenture or ownership statements issued under a direct registration system or other electronic book-entry system, will bear legends in accordance with Applicable Securities Laws substantially in the form of the following:

U.S. Legend:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.

and:

Canadian Legend

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE º [NTD: INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

The certificates representing the Initial Warrant, the Interest Warrant, the First Debenture and the Second Debenture will bear the following legends:

THIS CERTIFICATE AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT TRANSFERABLE.

THE SECURITY REPRESENTED HEREBY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NEITHER THE SECURITY REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY AND THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE SHALL NOT TRADE SUCH SECURITIES BEFORE [INSERT DATE THAT IS FOUR MONTHS AND ONE DAY FOLLOWING ISSUE DATE].

10.	The Purchaser is at arm’s-length, within the meaning of the policies of the Exchange, with the Corporation.

11.

The Purchaser acknowledges that the Corporation is required to file a report of exempt distribution with all applicable Securities Regulatory Authorities containing personal information about the Purchaser.

SCHEDULE E
CONDITIONS FOR THE BENEFIT OF THE PURCHASER

1.

Performance of Covenants. The Corporation shall have fulfilled or complied with all covenants contained in this Agreement to be fulfilled or complied with by it at or prior to the Effective Date, the Warrant Exercise Date, the First Debenture Date and the Second Debenture Date, as applicable, and the Corporation shall have executed and delivered a certificate of a senior officer to that effect.

2.

Exchange Approval. The Purchaser shall have been provided with evidence satisfactory to it, acting reasonably, that the Exchange shall have approved the issuance to the Purchaser of each of the Securities, as applicable.

3.	Securities Laws. The issuance of the Securities is exempt from the prospectus and registration requirements of Applicable Securities Laws.

4.

Approvals. The Corporation shall have obtained all orders, permits, approvals, waivers, consents, licenses or similar authorizations of Securities Regulatory Authorities necessary to complete the sale of the Initial Shares, the Initial Warrant and the Second Warrant on the Effective Date, the exercise of the Initial Warrant and the Second Warrant on the Warrant Exercise Date, the sale of the First Debenture on the First Debenture Date and the sale of the Second Debenture on the Second Debenture Date, as applicable.

5.	Deliveries. The Corporation shall have delivered or cause to be delivered to the Purchaser at Closing the following in form and substance satisfactory to the Purchaser:

	(a)	As applicable, copies of all resolutions of the Shareholders approving the entering into and completion of the transactions contemplated by this Agreement;

	(b)	A certificate of status, compliance, good standing or like certificate with respect to the Corporation issued by the appropriate Governmental Entity;

6.

No Legal Action. No legal or regulatory acts or proceedings shall be pending or threatened by any Person which would enjoin, restrict or prohibit the issuance, sale or purchase of any of the Securities as contemplated hereby.

SCHEDULE F
CONDITIONS FOR THE BENEFIT OF THE CORPORATION

1.

Performance of Covenants. The Purchaser shall have fulfilled or complied with all covenants contained in this Agreement to be fulfilled or complied with by it at or prior to Effective Date, the Warrant Exercise Date, the First Debenture Date and the Second Debenture Date, as applicable, and the Purchaser shall have executed and delivered a certificate of a senior officer to that effect.

2.	Securities Laws. The issuance of the Securities is exempt from the prospectus and registration requirements of Applicable Securities Laws.

3.

Approvals. The Corporation shall have obtained all orders, permits, approvals, waivers, consents, licenses or similar authorizations of Securities Regulatory Authorities necessary to complete the sale of the Initial Shares, the Initial Warrant and the Second Warrant on the Effective Date, the exercise of the Initial Warrant and the Second Warrant on the Warrant Exercise Date, the sale of the First Debenture on the First Debenture Date and the sale of the Second Debenture on the Second Debenture Date, as applicable.

4.

No Legal Action. No legal or regulatory acts or proceedings shall be pending or threatened by any Person which would enjoin, restrict or prohibit the issuance, sale or purchase of any of the Securities as contemplated hereby.